A FIXED AND VARIABLE SINGLE PREMIUM IMMEDIATE ANNUITY
              ISSUED BY AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                   PROSPECTUS
================================================================================
The Contract offered in connection with this Prospectus is a combination fixed and/or variable single premium immediate annuity contract (the "Contract") issued by Aetna Life Insurance and Annuity Company (the "Company"). The
Contract is designed to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.

The Contract provides that your Purchase Payment may be allocated to a fixed dollar option and/or one or more of the Subaccounts of Variable Annuity Account B, a separate account of the Company. The Subaccounts invest directly in shares of the following Funds:

[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.) [bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio) [bullet] Aetna Growth VP (formerly Aetna Variable Growth Portfolio)
[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
[bullet] Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus
         Portfolio)
[bullet] Aetna International VP
[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio)
[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Aetna Real Estate Securities VP
[bullet] Aetna Small Company VP (formerly Aetna Variable Small Company
         Portfolio)
[bullet] Fidelity VIP High Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio

The availability of the Funds is subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions or under all Contracts.

This Prospectus provides information that you should know before purchasing the Contract. Additional information about the Contract and the Separate Account is contained in a Statement of Additional Information ("SAI") dated May 1, 1998. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed on page 13 of this Prospectus. For a free copy of the SAI, call us at (800) 238-6273 or write us at: 151 Farmington Avenue, Hartford, Connecticut 06156,
Attention: ARS Settlements. You may also obtain an SAI for any of the Funds by calling that phone number.

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.

THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                     THIS PROSPECTUS IS DATED MAY 1, 1998.

                               TABLE OF CONTENTS
================================================================================

DEFINITIONS ..................................... DEFINITIONS--1
PROSPECTUS SUMMARY ..............................     SUMMARY--1
FEE TABLE .......................................   FEE TABLE--1
CONDENSED FINANCIAL INFORMATION .............................  1
THE VARIABLE ANNUITY CONTRACT ...............................  1
ANNUITY PAYMENTS ............................................  1
   Annuity Elections ........................................  1
   Annuity Options ..........................................  1
   Annuity Payments .........................................  2
   Valuation of Annuity Unit Values .........................  2
PURCHASE ....................................................  3
   Purchase Payments ........................................  3
   How to Purchase ..........................................  3
   Allocation of Purchase Payment ...........................  3
   Free Look Period .........................................  3
INVESTMENT OPTIONS ..........................................  4
   Fund Availability and Substitution .......................  5
   Transfers Among Subaccounts ..............................  6
CHARGES AND DEDUCTIONS ......................................  6
   Mortality and Expense Risk Charge ........................  6
   Administrative Charge ....................................  6
   Withdrawal Charge ........................................  6
   Fund Expenses ............................................  7
   Premium and Other Taxes ..................................  7
TAXES .......................................................  7
   Introduction .............................................  7
   Taxation of Annuity Payments .............................  7
   Taxation of Withdrawals ..................................  8
   Distributions--Tax-Deferred Annuities ... ................  8
   Tax Penalty ..............................................  8
   Nonnatural Owners ........................................  9
WITHDRAWALS--ACCESS TO YOUR MONEY ...........................  9
   Commutation ..............................................  9
   Commuted Value ...........................................  9
PERFORMANCE .................................................  9
DEATH BENEFIT ............................................... 10
   Death Benefit Commutation ................................ 10
OTHER INFORMATION ........................................... 10
   The Company .............................................. 10
   The Separate Account ..................................... 10
   Distribution ............................................. 11
   Ownership ................................................ 11

   Beneficiary .............................................. 11
   Delay or Suspension of Payments .......................... 11
   Voting Rights ............................................ 11
   Modification of the Contract ............................. 12
   Legal Matters and Proceedings ............................ 12
   Financial Statements ..................................... 12
   Year 2000 ................................................ 12
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ......... 13
APPENDIX A--THE FIXED DOLLAR OPTION ......................... 14
APPENDIX B--CONDENSED FINANCIAL INFORMATION ................. 17

                                  DEFINITIONS
================================================================================

The following terms are defined as they are used in this Prospectus:

Annuitant/Joint Annuitant: An individual named in the contract (1) whose life determines the amount or continuation of life-contingent payments, and/or (2) whose death results in the payment of death benefits.

Annuity Payment(s): A series of payments for life, a certain period or a combination of the two.

Beneficiary(ies): The person or persons who are designated by the Contract Holder to receive any death benefit proceeds payable under the Contract.

Commutation: The right to receive in a lump sum the present value of all or a portion of future Guaranteed Payments under a Period Certain Annuity. This right may be subject to a withdrawal charge.

Commuted Value: The present value of any future Guaranteed Payments which have not yet been paid under the Contract.

Company (We, Us): Aetna Life Insurance and Annuity Company.

Contract: The individual single premium immediate annuity contract offered in connection with this Prospectus.

Contract Effective Date: The date that the money is applied to the Contract and all paperwork is received in good order at the Company's Home Office.

Contract Holder (You): The person to whom the Contract is issued. The Company reserves the right to limit ownership to natural persons.

Fund(s): An open-end registered management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

Guaranteed Payment: A payment that is due whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Life Annuity: An annuity with payments that are based solely on whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Payee: A person who receives Annuity Payments. The Contract Holder shall be the Payee unless the Contract Holder designates otherwise in writing.

Payment Due Date: The date on which each Annuity Payment is scheduled to be paid. Such date can be either monthly, quarterly, semi-annually or annually, at the election of the Contract Holder.

Period Certain Annuity: An annuity with a specified number of Guaranteed Payments that are payable whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Separate Account: Variable Annuity Account B, a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company.

Subaccount(s): The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

Valuation Date: The date and time at which the Annuity Unit Value of a Subaccount is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


________________________________________________________________________________
                                DEFINITIONS - 1

                              PROSPECTUS SUMMARY
================================================================================

THE VARIABLE ANNUITY CONTRACT

     The fixed and variable single premium immediate annuity contract offered by the Company represents a contract between you and Aetna Life Insurance and Annuity Company. The purpose of the Contract is to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.

PURCHASE

     You may purchase the Contract with a single Purchase Payment of $5,000 or more. Your registered representative can help you fill out the proper forms.

     The Contract is available to persons who wish to receive annuity income payments. Contracts may be issued on a nonqualified basis. Contracts may also be issued in connection with employer sponsored Section 401(a), Section 403(b) and Section 457 plans, or as an Individual Retirement Annuity (IRA). (Contracts sold in New York are not available for Section 457 plans.)

     The maximum issue age is 85 to 90 depending on the option selected. The Company reserves the right to modify the maximum issue age. (See "Purchase".)

FREE LOOK PERIOD

     If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will return your money without assessing a withdrawal charge. You will receive whatever your Contract is worth on the day we receive your request, less any Annuity Payments already made. This amount may be more or less than your original Purchase Payment. (See "Purchase--Free Look Period.")

ANNUITY PAYMENTS

     Annuity Payments may be made on either a fixed, variable or combination fixed and variable basis. If a variable payout is selected, the payments will vary with the investment performance of the Subaccount(s) selected. You have the right to select the payment plan, or "Annuity Option," under which Annuity Payments are to be made. These Options can provide payments for life or for the joint lives of two Annuitants, with or without a Guaranteed Period, or for a certain period or number of payments. (See "Annuity Payments.")

INVESTMENT OPTIONS

     You can put all or some of your money in up to four Subaccounts. These Subaccounts invest directly in shares of the Funds as listed on the first page of the Prospectus.

     Each of the Funds is fully described in a separate Fund prospectus. Since the value of a Subaccount's units is affected by the performance of the underlying Fund, depending on market conditions, you can make or lose money by investing in any of the Subaccounts.

     You can also put all or some of your money into a fixed dollar option which guarantees a fixed payment, as specified in the Contract. The fixed dollar option is described in Appendix A to the Prospectus. Transfers are currently not permitted into or out of the fixed dollar option. (See "Investment Options" in this Prospectus, as well as the prospectuses for each of the Funds.)

TRANSFERS

     You may make transfers among the Subaccounts at any time. The Company reserves the right to limit such transfers to four (4) in any calendar year. Aetna may establish a minimum transfer amount. See "Investment
Options--Transfers.")


________________________________________________________________________________
                                  SUMMARY - 1

CHARGES AND DEDUCTIONS

     The Contract has insurance features and investment features, and there are costs related to each. These charges include daily deductions from the Separate Account (the mortality and expense risk charge and an administrative charge), as well as fees and expenses which are deducted directly from the Funds. (See the Fee Table and "Charges and Deductions.")

WITHDRAWALS

     Under a variable Period Certain Annuity, you may elect to receive the Commuted Value of all or a portion of future Guaranteed Payments, less any applicable withdrawal charge. The Commuted Value will be determined as of the Valuation Date next following the Company's receipt of your written request for Commutation. Withdrawals during the free look period will not incur a withdrawal charge. Withdrawals may also be subject to income tax and a federal tax penalty. (See "Withdrawals--Access to Your Money.")

DEATH BENEFIT

     A death benefit may be payable if your Contract is issued under certain Annuity Options. The death benefit is the right to receive any remaining Guaranteed Payments. The death benefit is payable upon the death of the Annuitant, or the survivor if there is a Joint Annuitant. Under Lifetime Annuity Options with Guaranteed Payments, the Beneficiary may elect, within six months of such death, to receive the Commuted Value of any remaining Guaranteed Payments. However, under a Period Certain Annuity, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit. (See "Death Benefit.")

TAXES

     All or a portion of each Annuity Payment will generally be includable in gross income and subject to federal income tax. A 10% federal tax penalty may be imposed on certain Annuity Payments or withdrawals. (See "Taxes.")

INQUIRIES

     Questions or requests for additional information may be directed to your agent or local representative, or you may contact the Company as follows:

   [bullet] Write to:                 Aetna Life Insurance and Annuity Company

                                      151 Farmington Avenue
                                      Hartford, Connecticut 06156
                                      Attention: ARS Settlements

   [bullet] Telephone:                1-800-238-6273

________________________________________________________________________________
                                  SUMMARY - 2

                                   FEE TABLE
================================================================================

This information is intended to help you understand the various costs and expenses incurred under your Contract. The table reflects expenses of the Subaccounts as well as of the Funds. Some expenses may vary as explained under "Charges and Deductions." Charges shown do not include premium taxes that may be applicable. For more information regarding fees and expenses paid out of the assets of a particular Fund, see the Fund's prospectus.

CONTRACT HOLDER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
     Under a variable Period Certain Annuity, Commutations are subject to the following charges:

--------------------------------------------------------------------------------
Number of years from                        Withdrawal Charge
Contract Effective Date                     % of Commuted Value(1)
-----------------------------------------   -----------------------
            Fewer than 1                              5%
            1 or more but fewer than 2                5%
            2 or more but fewer than 3                4%
            3 or more but fewer than 4                4%
            4 or more, but fewer than 5               3%
            5 or more, but fewer than 6               2%
            6 or more, but fewer than 7               1%
            7 or more                                 0%
--------------------------------------------------------------------------------
    (1) The Company will monitor the applicable deductions for the Withdrawal Charge to ensure it will never exceed 8.5% of the Purchase Payment.

SEPARATE ACCOUNT ANNUAL EXPENSES

Each Subaccount pays these expenses out of its assets. The charges are reflected in the Subaccount's daily Unit Value and are not charged directly to you. The Separate Account charges include:

    Mortality and Expense Risk Charge ............................       1.25%
    Administrative Charge(2) .....................................       0.00%
                                                                         ----
        Total Separate Account Annual Expenses ...................       1.25%
                                                                         ====

    (2) We currently do not impose an administrative charge. However, we reserve the right to deduct a daily charge from the Subaccounts, equivalent on an annual basis to not more than 0.25%.

________________________________________________________________________________
                                 FEE TABLE - 1

ANNUAL EXPENSES OF THE FUNDS

The following table illustrates the advisory fees and other expenses applicable to the Funds. These figures are a percentage of each Fund's average net assets and, except as noted, are based on figures for the year ended December 31, 1997, unless otherwise indiciated. A Fund's "Other Expenses" include operating costs of the Fund. Investment Advisory fees and other expenses are deducted from each Fund's net asset value and are not deducted from the value of your Contract.

                                                    Investment
                                                 Advisory Fees(1)     Other Expenses
                                                  (after expense      (after expense     Total Annual
                                                  reimbursement)      reimbursement)     Fund Expenses
                                                ------------------   ----------------   --------------
Aetna Balanced VP, Inc.(2)                              0.50%               0.10%             0.60%
Aetna Bond VP(2)                                        0.40%               0.10%             0.50%
Aetna Crossroads VP(2)(3)                               0.55%               0.25%             0.80%
Aetna Growth VP(2)(3)                                   0.16%               0.64%             0.80%
Aetna Growth and Income VP(2)                           0.50%               0.09%             0.59%
Aetna Index Plus Large Cap VP(2)(3)                     0.32%               0.23%             0.55%
Aetna International VP(2)(3)                            0.77%               0.38%             1.15%
Aetna Legacy VP(2)(3)                                   0.49%               0.31%             0.80%
Aetna Money Market VP(2)                                0.25%               0.10%             0.35%
Aetna Real Estate Securities VP(2)(3)                   0.62%               0.33%             0.95%
Aetna Small Company VP(2)(3)                            0.35%               0.60%             0.95%
Fidelity VIP High Income Portfolio(4)                   0.59%               0.12%             0.71%
Janus Aspen Growth Portfolio(5)                         0.65%               0.05%             0.70%
Janus Aspen Worldwide Growth Portfolio(5)               0.66%               0.08%             0.74%
Oppenheimer Strategic Bond Fund                         0.75%               0.08%             0.83%
Portfolio Partners
  MFS Emerging Equities Portfolio(6)(7)                 0.68%               0.13%             0.81%
Portfolio Partners
  MFS Value Equity Portfolio(6)                         0.65%               0.25%             0.90%
Portfolio Partners
  Scudder International Growth Portfolio(6)             0.80%               0.20%             1.00%
Portfolio Partners
  T. Rowe Price Growth Equity Portfolio(6)              0.60%               0.15%             0.75%

------------------

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.

     International VP and Real Estate Securities VP commenced operations in December 1997, therefore, estimates are based on expenses incurred for similar funds. Actual expenses incurred may be more or less than the amounts shown above.

(3) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

     Without these fee waiver/expense reimbursement arrangements, Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 0.85% for Crossroads VP; 0.60% and 1.24% for Growth VP; 0.35% and 0.58% for Index Plus Large Cap VP; 0.85% and 1.23% for International VP; 0.60% and 0.91% for Legacy VP; 0.75% and 1.08% for Real Estate Securities VP; 0.75% and 1.35% for Small Company VP, respectively.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expense would have been 0.71% for High Income Portfolio.


________________________________________________________________________________
                                 FEE TABLE - 2

(5) Management fees for Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(6) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fee at any time prior to May 1, 1999.

(7) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


________________________________________________________________________________
                                 FEE TABLE - 3

HYPOTHETICAL ILLUSTRATION

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Single Premium Immediate Annuity Contract and 5% return on assets. For the purposes of these Examples, the calculations assume that Annuity Payments are made based on a 15 year Period Certain Annuity with a 3.5% Assumed Annual Net Return Rate.

                                                             EXAMPLE A                          EXAMPLE B
                                                ----------------------------------- ---------------------------------
                                                 If you withdraw your entire
                                                 Commuted Value at the end of the     If you do not withdraw your
                                                 periods shown, you would pay the     Commuted Value you would pay the
                                                 following expenses, including any    following expenses (no withdrawal
                                                 applicable withdrawal charge:        charge is reflected):
                                                         3       5                             3       5
                                                1 year   years   years   10 years     1 year   years   years  10 years
                                                -------- ------- ------- ----------   -------- ------- ------ ---------
Aetna Balanced VP, Inc.                            $65     $84    $ 94      $130         $18     $51    $ 79     $130
Aetna Bond VP                                      $64     $81    $ 90      $124         $17     $48    $ 75     $124
Aetna Crossroads VP                                $67     $89    $102      $143         $20     $56    $ 88     $143
Aetna Growth VP                                    $67     $89    $102      $143         $20     $56    $ 88     $143
Growth and Income VP                               $65     $84    $ 93      $129         $18     $51    $ 79     $129
Aetna Index Plus Large Cap VP                      $65     $83    $ 92      $127         $18     $50    $ 77     $127
Aetna International VP                             $70     $98    $116      $165         $23     $65    $102     $165
Aetna Legacy VP                                    $67     $89    $102      $143         $20     $56    $ 88     $143
Aetna Money Market VP                              $63     $78    $ 83      $114         $16     $44    $ 69     $114
Aetna Real Estate Securities VP                    $68     $93    $108      $152         $21     $60    $ 94     $152
Aetna Small Company VP                             $68     $93    $108      $152         $21     $60    $ 94     $152
Fidelity VIP High Income Portfolio                 $66     $87    $ 98      $137         $19     $54    $ 84     $137
Janus Aspen Growth Portfolio                       $66     $87    $ 98      $137         $19     $54    $ 83     $137
Janus Aspen Worldwide Growth Portfolio             $67     $88    $ 99      $139         $19     $55    $ 85     $139
Oppenheimer Strategic Bond Fund                    $67     $90    $103      $145         $20     $57    $ 89     $145
Portfolio Partners MFS Emerging Equities
 Portfolio                                         $67     $89    $102      $144         $20     $56    $ 88     $144
Portfolio Partners MFS Value Equity Portfolio      $68     $92    $106      $149         $21     $59    $ 92     $149
Portfolio Partners Scudder International
 Growth Portfolio                                  $69     $94    $110      $156         $22     $62    $ 96     $156
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                         $67     $88    $100      $140         $19     $55    $ 86     $140

________________________________________________________________________________
                                 FEE TABLE - 4

                        CONDENSED FINANCIAL INFORMATION
================================================================================

     Condensed Financial Information for the Separate Account is shown in Appendix B.

                         THE VARIABLE ANNUITY CONTRACT
================================================================================

      The fixed and variable single premium immediate annuity contract offered by the Company represents a contract between you and Aetna Life Insurance and Annuity Company, an insurance company. The purpose of the Contract is to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.

      You must select one of the annuity income options described under "Annuity Payments" below. Additionally, you may allocate your Purchase Payment to up to four of the nineteen different Subaccounts listed under "Investment Options," or to the fixed dollar option described in Appendix A to the Prospectus.

      Specific information on how to purchase a Contract and to whom the Contract is available is discussed under "Purchase."

                               ANNUITY PAYMENTS
================================================================================

ANNUITY ELECTIONS

      Under the Contract, the Company will make regular income payments to you or to a Payee you designate in writing. You can choose to have payments made on a monthly, quarterly, semi-annual or annual basis. The first payment will generally be due on the last day of the payment period you select. If an annual frequency is elected, the payment will be due one day before one year after the Contract Effective Date. An alternate first payment date may be elected subject to the Company's approval and compliance with IRS regulations.

      If you choose to have any portion of your Annuity Payments come from the Subaccounts, the dollar amount of your payment will depend upon three things:
(1) the value of that portion of your Contract that is allocated to the Subaccounts on the Annuity Date; (2) the Assumed Annual Net Return Rate that you select; and (3) the performance of the Subaccounts that you select. If the net return rate of the Subaccounts exceeds the Assumed Annual Net Return Rate stated in your Contract, your Annuity Payments will increase. Conversely, if the net return rate of the Subaccounts is less than the Assumed Annual Net Return Rate, your Annuity Payments will decrease.

ANNUITY OPTIONS

      You must choose one of the following Annuity Options. The option may not be changed after the Contract is issued.

      The options are listed in two groups: Lifetime and Nonlifetime. A Lifetime Annuity Option means that Annuity Payments are based on the life of one or two Annuitants and will continue for as long as such Annuitant(s) is alive. Certain Lifetime Annuity Options may also contain a guarantee of payments for a certain period. A Nonlifetime Annuity Option means that Annuity Payments are guaranteed to continue for a certain period; the continuation of payments under such option is not based on the continued life of the Annuitant(s).

Lifetime Annuity Options:

[bullet] Option 1--Single Life Annuity--A stream of Annuity Payments that is payable for the life of the Annuitant. Payments cease upon the death of the Annuitant.

[bullet] Option 2--Single Life Annuity with Guaranteed Payments--A stream of
         Annuity Payments that is payable for the life of the Annuitant. If the Annuitant dies prior to the payment of all of the Guaranteed Payments, any remaining payments will be made to the Beneficiary.

[bullet] Option 3--Joint and Survivor Annuity--A stream of Annuity Payments that is payable for the lives of the


________________________________________________________________________________

   Annuitant and Joint Annuitant. Upon the death of either Annuitant, payments continue for the life of the survivor at the full or reduced amount depending upon the option elected. Payments cease upon the death of the survivor.

[bullet] Option 4--Joint and Full Survivor Annuity with Guaranteed Payments--A stream of Annuity Payments that is payable for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, the full payment continues for the life of the survivor. If the survivor dies prior to the payment of all of the Guaranteed Payments, any remaining Guaranteed Payments will be paid to the Beneficiary.

[bullet] Option 5--Joint and Contingent Annuity--A stream of Annuity Payments that is payable for the lives of the Annuitant and the Joint Annuitant. If the Annuitant is the first to die, payments continue for the life of the Joint Annuitant at a reduced amount. If the Joint Annuitant is the first to die, the full payment continues for the life of the Annuitant. Payments cease upon the death of the survivor.

If you elect Lifetime Option 1, 3 or 5, it is possible that no Annuity Payments would be made if the Annuitant under Option 1 dies, or both the Annuitant and the Joint Annuitant under Option 3 or 5, die prior to the first Annuity Payment Date. Lifetime Annuity Options do not provide for any withdrawal rights.

Nonlifetime Annuity Options:

[bullet] Option 6--Period Certain--A stream of Annuity Payments that continues for a certain period of time, as provided under your Contract. Payments are guaranteed for the number of Guaranteed Payments selected, and cease after the selected number of Guaranteed Payments have been made.

      If Option 6 is elected on a variable basis, you may request to receive the Commuted Value at any time. Any such withdrawal may be subject to a withdrawal charge. (See "Charges and Deductions--Withdrawal Charge.")

ANNUITY PAYMENTS

      Duration of Payments. Guaranteed Payments under a qualified annuity contract may not extend beyond (a) the life expectancy of the Annuitant, or (b) the joint life expectancies of the Annuitant and Beneficiary. In any event, qualified contract Annuity Payments must comply with the minimum distribution requirements of Code Section 401(a)(9).

      Amount of Each Annuity Payment. The amount of each payment depends on (1) the amount of your Purchase Payment, (2) how you allocate the Purchase Payment between the fixed dollar option and the Subaccounts, and (3) the Annuity Option and any features chosen. The initial Annuity Payment must be at least $50 per month, or aggregate to $250 per year for payments of any other frequency.

      For any portion of your Annuity Payments that is made on a variable basis, the first and subsequent payments will vary depending on the Assumed Annual Net Return Rate (3-1/2% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net return rate on the Subaccounts in which you have invested exceeds 5% on an annualized basis. Annuity Payments would decline if the net return rate was below 5%. Use of the 3-1/2% Assumed Annual Net Return Rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net return rate. (See the Statement of Additional Information for further discussion on the impact of selecting an Assumed Annual Net Return Rate.)

VALUATION OF ANNUITY UNIT VALUES

      The amount of any Annuity Payment from a Subaccount is determined by multiplying the number of "Annuity Units" that you hold, by an Annuity Unit Value ("AUV") for each unit. The AUV on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net return factor of that Subaccount for the period between the immediately preceding Valuation Date and the current Valuation Date (see "Net Return Factor" below), and by a factor to reflect the Assumed Annual Net Return Rate. The AUV will be affected by the investment performance, expenses and charges of the applicable Fund and is reduced each day by a percentage that accounts for the daily assessment of mortality and expense risk charges and the administrative charge (if any).

      Net Return Factor. The net return factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net return factor for a Subaccount for any valuation period is equal to the sum of 1.000000 plus the net return rate. The net return rate equals:


________________________________________________________________________________

      (a) the value of the shares of the Fund held by the Subaccount on the current Valuation Date, minus

      (b) the value of the shares of the Fund held by the Subaccount on the preceding Valuation Date, plus or minus

      (c) taxes (or reserves for taxes) attributable to the operation of the Subaccount (if any);

      (d) divided by the total value of the Subaccount's Annuity Units on the preceding Valuation Date;

      (e) minus a daily charge at the annual effective rate of 1.25% for mortality and expense risks and up to 0.25% for administrative expenses (currently 0%).

      A net return rate may be more or less than 0%.

                                   PURCHASE
================================================================================

PURCHASE PAYMENTS

      A "Purchase Payment" is the money that you give us to buy the Contract. The minimum amount that we will accept is $5,000. The Contract is designed to be a single premium contract, which means that no additional payments may be made under the Contract. The Company reserves the right to establish a maximum Purchase Payment amount and to reject any Purchase Payment exceeding the maximum.

      The Contract is available to persons who wish to receive annuity income payments. Contracts may be issued on a nonqualified basis. Contracts may also be issued in connection with employer sponsored Section 401(a), Section 403(b) and Section 457 plans, or as an Individual Retirement Annuity (IRA). (Contracts sold in New York are not available for Section 457 plans.)

      The maximum issue age is 85 to 90 depending on the option selected. The Company reserves the right to modify the maximum issue age.

HOW TO PURCHASE

      You may purchase a Contract by submitting an application to the Company. The Company must accept or reject the application within two business days of receipt. If the application is incomplete, the Company may hold any forms and accompanying Purchase Payment for five days. A Purchase Payment may be held for longer periods only with your consent, pending acceptance of the forms. Any Purchase Payment accompanying the application, or received prior to the acceptance of the application, will be invested as of the date of acceptance. If the application is rejected, the application and any Purchase Payment will be returned.

ALLOCATION OF PURCHASE PAYMENT

      Your Purchase Payment less applicable premium taxes ("Net Purchase Payment") will be allocated among the investment options that you designate on your application. You may select up to four Subaccounts from the available choices. You may also select a fixed dollar option and allocate all or a portion of your Purchase Payment to the Company's general account. Allocations must be in whole percentages. You may change your choices after the Contract is issued by calling or writing to the Company at its Home Office. The Company reserves the right to restrict fund transfers to no more than four in any calendar year and to establish a minimum transfer amount.

FREE LOOK PERIOD

      If you change your mind about owning this Contract, you have the right to cancel it within 10 days of receiving it (or such longer period of time as may be required by your state). To exercise your right to cancel, both the Contract and a written notice of cancellation should be sent to the Company at its Home Office. (For Contracts issued in the state of New York, your exercise of this right is deemed to occur on the earlier of the date we receive the Contract or the notice of cancellation.) If you cancel the Contract during the time period described above, you will not be assessed with a withdrawal charge. Following cancellation, you will receive back whatever your Contract is worth on the day we receive your request for cancellation, less any Annuity Payments already made. In certain states (or if you have purchased the Contract as an IRA), we may be required to return your entire Purchase Payment.

________________________________________________________________________________

                              INVESTMENT OPTIONS
================================================================================

      The Contract offers a number of different variable investment options through the Separate Account. The Separate Account is divided into "Subaccounts" which do not invest directly in stocks, bonds or other investments. Instead, each Subaccount buys and sells shares of a corresponding Fund. Your Purchase Payment may be allocated to up to four of the Subaccounts as designated on the application. You may also allocate all or a portion of your Purchase Payment to the fixed dollar option.

      The investment results of the Funds described below are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the 1940 Act.

[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund,
         Inc.) seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)


[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Growth VP (formerly Aetna
         Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. Aetna International VP will not target any given level of current income.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Small Company VP (formerly
         Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. (1)

[bullet] Fidelity Investments Variable Insurance Products Fund--High Income
         Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations).(2)


________________________________________________________________________________

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This portfolio generally invests in larger, more established issuers.(3)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.(4)

[bullet] Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(5)(a)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation.(5)(a)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(5)(b)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies.(5)(c)

  Investment Advisers for each of the Funds:

  (1) Aeltus Investment Management, Inc.

  (2) Fidelity Management & Research Company

  (3) Janus Capital Corporation

  (4) OppenheimerFunds, Inc.

  (5) Aetna Life Insurance and Annuity Company (adviser);

       (a) Massachusetts Financial Services Company (subadviser)

       (b) Scudder Kemper Investments, Inc. (subadviser)

       (c) T. Rowe Price Associates, Inc. (subadviser)

      More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for this Prospectus and for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus.

FUND AVAILABILITY AND SUBSTITUTION

      The availability of Funds may be subject to regulatory authorization. In addition, the Company may add or withdraw Funds, as permitted by applicable law. Not all Funds may be available in all jurisdictions or under all Contracts.

      If the shares of any Fund should no longer be available for investment by the Separate Account, or if, in the judgment of the Company, further investments in such shares should become inappropriate under this type of Contract, we may cease to make such Fund shares available for investment under the Contract on a prospective basis. In addition, the Company may substitute shares of another Fund for shares already acquired. The Company reserves the right to substitute shares of another Fund for shares already acquired without a proxy vote. Any elimination, substitution or addition of Funds will be done in accordance with applicable state or federal securities laws.

________________________________________________________________________________

TRANSFERS AMONG SUBACCOUNTS

      Generally, you may make transfers among the Subaccounts at any time. The Company reserves the right to limit such transfers to four in any calendar year. Transfers are currently not permitted into or out of the fixed dollar option.

                            CHARGES AND DEDUCTIONS
================================================================================

      There are charges and other expenses associated with the Contract that reduce the amount of your Annuity Payments. These charges and expenses are as follows:

MORTALITY AND EXPENSE RISK CHARGE

      The Company makes a daily deduction from each of the Subaccounts for the mortality and expense risk charge. The charge is equal, on an annual basis, to 1.25% of the daily net assets of the Subaccounts and compensates the Company for the assumption of mortality and/or expense risks under the Contract. The mortality risks are those assumed for any promise to make lifetime payments. The expense risk is the risk that the actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract.

      If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess may be used to recover distribution expenses relating to the Contracts, and may also be used as a source of profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

ADMINISTRATIVE CHARGE

      The Company reserves the right to make a deduction from each of the Subaccounts for an administrative charge. Under the Contract, the administrative charge may be an amount equal, on an annual basis, to not more than 0.25% of the daily net assets of the Subaccounts. There is currently no administrative charge assessed under the Contract. Once an administrative charge is established for your Contract, it may not be increased.

      If an administrative charge is assessed, it will be set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. The Company does not expect to make a profit from this charge.

WITHDRAWAL CHARGE

      The withdrawal charge is, in effect, a deferred sales charge. It is imposed upon the surrender (Commutation) or withdrawal (partial Commutation) of the remaining Guaranteed Payments under a Period Certain Annuity at any time before the last Guaranteed Payment is made and while the Annuitant is living. The amount paid is equal to the Commuted Value minus the applicable withdrawal charge. The withdrawal charge is imposed to reimburse the Company for unrecovered acquisition and distribution costs. The Company will monitor the applied deductions for the withdrawal charge to ensure it will never exceed 8.5% of the Purchase Payment.

      The schedule for the calculation of the withdrawal charge is:

--------------------------------------------------------------------------------
                                              Withdrawal Charge
              Number of Years from            Percentage of
              Contract Effective Date         Commuted Value
              ------------------------------- ------------------
                Fewer than 1                          5%
                1 or more, but fewer than 2           5%
                2 or more, but fewer than 3           4%
                3 or more, but fewer than 4           4%
                4 or more, but fewer than 5           3%
                5 or more, but fewer than 6           2%
                6 or more, but fewer than 7           1%
                7 or more                             0%
--------------------------------------------------------------------------------
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge when sales of the Contract are made to individuals or a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be based on the following criteria:

(a)  the size and type of group of individuals to whom the Contract is offered;
     or

(b) whether there is a prior or existing relationship with the Company such as being an employee of the Company or one of its affiliates, receiving distributions or making internal transfers from other Contracts issued by the Company or one of its affiliates, or making transfers of amounts held under

________________________________________________________________________________
     qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the withdrawal charge will not be unfairly discriminatory against any person.

FUND EXPENSES

      Each Fund incurs certain expenses which are paid out of its net assets. These expenses include, among other things, the investment advisory or "management" fee. The expenses of the Funds are set forth in the Fee Table in this Prospectus and described more fully in the accompanying Fund prospectuses.

PREMIUM AND OTHER TAXES

      Several states and municipalities impose a premium tax based on the amount of your Purchase Payment. These taxes currently range from 0% to 4%. The Company will deduct premium taxes from your Purchase Payment at the Contract Effective Date. Under certain circumstances, the Company reserves the right not to deduct premium taxes where the Purchase Payment is provided through an internal transfer from an annuity or other contract issued by the Company (or one of its affiliates) under which the Company previously deducted premium tax.


                                     TAXES
================================================================================

INTRODUCTION

      The Company has prepared the following as a general discussion on federal taxes. This discussion is not intended as tax advice to any individual. Any person concerned about tax implications should consult a tax advisor before investing and before electing any Commutation feature permitted under the Contract.

TAXATION OF ANNUITY PAYMENTS

      Nonqualified Contracts. Section 72 of the Internal Revenue Code ("Code") governs taxation of annuities. In general, under a nonqualified contract, only the portion of the Annuity Payment that represents the amount by which the expected return exceeds the "investment in the contract" will be taxed. After the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable.

      For variable Annuity Payments, the non-taxable portion of each payment is generally determined by dividing the "investment in the contract" (generally, your Purchase Payment) by the total number of expected Annuity Payments. For fixed Annuity Payments, the non-taxable portion is determined by a ratio your "investment in the contract" bears to the total dollar amount of expected Annuity Payments. Under either a variable or a fixed annuity, once the "investment in the contract" has been fully recovered, the full amount of each additional Annuity Payment is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," you should consult a competent tax advisor regarding deductibility of the unrecovered amount.

      Qualified Contracts. The taxation of Annuity Payments under a nonqualified contract described above does not apply to "qualified" contracts. Qualified contracts are contracts issued in conjunction with Code Section 408(b) Individual Retirement Annuity (IRA), a Code Section 403(b) Tax Deferred Annuity, a Code Section 457 deferred compensation plan or a Code Section 401(a) or 401(k) pension or profit sharing plan. Generally, the entire Annuity Payment received is taxable. Any portion of the Annuity Payment attributable to after-tax employee contributions to the plan is not taxable. The amount taxable is generally based on the ratio of the "investment or the Contract" to the expected number of Contract Payments as defined in Code Section 72(d). The "investment in the Contract" generally equals the amount of any non deductible Purchase Payments paid by or on behalf of any individual less any amount received previously which was excludable from gross income. For a qualified Contract the "investment in the Contract" can be zero. Any portion of an Annuity Payment that is an "eligible rollover distribution" and that is properly rolled over to another plan of the same type or to a traditional IRA also is not taxable. An Annuity Payment made in connection with a Section 403(b) Tax Deferred Annuity or a Section 401(a) or 401(k) pension or profit-sharing plan can be an "eligible rollover distribution" only if made under a Period Certain Annuity having a period of less than ten years and only to the extent that the Annuity Payment (1) is not attributable to after-tax contributions or (2) is not a required minimum distribution under Code Section 401(a)(9). If any portion of an eligible roll-over distribution is paid to the employee, the Company is required to withhold 20% of that amount as federal income tax withholding.

________________________________________________________________________________

TAXATION OF WITHDRAWALS

      If the Commuted Value of all or any portion of the Guaranteed Payments is withdrawn or distributed as a death benefit, the amount received will be taxed as "an amount not received as an annuity."

      Nonqualified Contracts. If received under a nonqualified contract, the Commuted Value is generally includable in gross income to the extent that there is income on the contract. Income on the contract means the excess of the Commuted Value of the contract (determined without regard to any withdrawal charge) immediately before the amount is received over the investment in the contract at such time.

      Qualified Contracts. Generally, any distribution under a qualified contract is fully taxable upon receipt. If the distribution is made in connection with a Section 403(b) Tax Deferred Annuity or a Section 401(a) pension or profit sharing plan, it may not be taxable if attributable to after-tax contributions or if the distribution is an "eligible rollover distribution" (as defined above) that is properly rolled over to another contract or plan of the same type or to a traditional IRA.

DISTRIBUTIONS--TAX-DEFERRED ANNUITIES

      The Code limits the distribution of amounts contributed on or after January 1, 1989 under a salary reduction agreement to a Section 403(b) Tax Deferred Annuity. In general, such distributions can only be made if the participant has attained age 59-1/2, separates from service, dies or becomes disabled (as defined in the Code).

TAX PENALTY

      The Code provides that any amount received under a qualified or nonqualified annuity contract may be subject to a premature distribution penalty tax equal to 10% of the amount that is includable in income.

      Because some of the exceptions to the 10% penalty discussed below require that the payment or distribution be part of a series of "substantially equal periodic payments," your selection of an increasing annuity or receipt of the Commuted Value may be subject to the 10% penalty unless one of the other exceptions applies. You should consult with a tax advisor to determine how this will affect your tax liability.

      Nonqualified Contracts. There is an exception to the tax penalty for nonqualified contracts if the payment is made under an immediate annuity contract. An immediate annuity is defined as a contract that (1) is purchased with a single premium, (2) has an annuity starting date no later than one year from the date of purchase, and (3) provides for a series of substantially equal periodic payments to be made no less frequently than annually over the annuity period. However, the IRS has ruled that where an immediate annuity contract is received in exchange for a deferred annuity contract pursuant to a Section 1035 exchange, the immediate annuity contract does not qualify for this exception to the 10% penalty.

      In addition to the immediate annuity exception, the 10% penalty tax also does not apply to(1) payments made on or after the date the taxpayer becomes age 59-1/2, (2) any payment attributable to the taxpayer becoming disabled (as defined by the Code), (3) any payment made on or after the death of the Contract Holder, or (4) any payment which is part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his designated Beneficiary. (Modification of the series of payments prior to the later of age 59-1/2 or 5 years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.)

      Qualified Contracts. The 10% penalty tax may apply to amounts received under a qualified contract, other than a contract issued in conjunction with a
Section 457 deferred compensation plan. The 10% penalty tax does not apply to distributions that are (1) made on or after the date the employee attains age 59-1/2, (2) made to a Beneficiary on or after the death of the employee, (3) attributable to the employee's disability (as defined by the Code), (4) made to an employee after separation from service after age 55 (not applicable to an IRA), or (5) part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the employee or the joint lives or joint life expectancies of the employee and a designated Beneficiary. (Modification of the series of payments prior to the later of age 59-1/2 or 5 years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.) In addition, the penalty tax does not apply for the amount of distribution equal to unreimbursed medical expenses incurred by the employee that qualify

________________________________________________________________________________
for a deduction as specified in the Code. Beginning January 1, 1997, the penalty tax is also waived on distributions made from an IRA to pay health insurance premiums for certain unemployed individuals. Beginning January 1, 1998, the penalty tax is waived if the amounts withdrawn from an IRA are used for a qualified first-time home purchase or for higher education expenses.

NONNATURAL OWNERS

      If a nonqualified contract is owned by a person who is not a natural person, the contract is not treated as an annuity contract for income tax purposes and the "income on the contract" for the taxable year is currently taxable as ordinary income. This rule does not apply to an immediate annuity, which is defined in the same way as for 10% penalty tax purposes. (See "Tax Penalty" above.) Therefore, if you elect an increasing annuity or elect to receive the Commuted Value, you should consult with a tax advisor to determine how this will affect your tax liability.

      This rule also does not apply to a trust or other entity which holds the contract solely as an agent for a natural person (other than an employer which holds for the benefit of employees). The rule also does not apply to qualified contracts (other than a contract held in connection with a Section 457 deferred compensation plan).

      A tax-exempt organization should consult with its tax advisor regarding treatment of "income on the contract" for purposes of the unrelated business income tax.

                       WITHDRAWALS--ACCESS TO YOUR MONEY
================================================================================

COMMUTATION

      If you elect a Period Certain Annuity, you may elect to receive the Commuted Value of all or a portion of the Guaranteed Payments, less any applicable withdrawal charge. Commuted Value means the present value of any remaining Guaranteed Payments which have not yet been paid under the Contract. If a portion of the Guaranteed Payments under a variable Period Certain Annuity is commuted, the remaining Annuity Payments will be reduced pro rata from all of the Subaccounts unless you designate otherwise. Commutations may be subject to a withdrawal charge as described in "Charges and Deductions."

COMMUTED VALUE

      Under the Period Certain Annuity, the Commuted Value is equal to the present value of the remaining Guaranteed Payments calculated using the Assumed Annual Net Return Rate stated in the Contract. All Commuted Values will be determined as of the Valuation Date next following the date on which a written request for Commutation is received in good order by the Company at its Home Office.

                                  PERFORMANCE
================================================================================

The Company may illustrate the hypothetical values of Annuity Payments made from each of the Subaccounts over certain time periods based on the historical net asset values of the Funds. These numbers reflect the mortality and expense risk charge, the administrative expense charge (if any), as well as the advisory fees and other expenses of the Funds. The Company may also advertise the "standardized average annual total returns" of the Subaccounts, calculated in a manner prescribed by the SEC, as well as the "non-standardized returns." "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the Subaccount and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since the date contributions were first received in the Separate Account, if less than the full period). Standardized returns will reflect the reduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charge (if any) and any applicable withdrawal charge). "Non-standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable withdrawal charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly,

________________________________________________________________________________
quarterly, year-to-date or three-year periods and may be computed from the inception date of the fund.

      The Company may advertise certain ratings, rankings or other information related to the Company, the Subaccounts or the Funds. Further details regarding performance reporting are described in the Separate Account's Statement of Additional Information.

                                 DEATH BENEFIT
================================================================================

The following describes the death benefit provision applicable to variable Annuity Payments under the Contract. For information on the death benefit provision applicable to the fixed dollar option under the Contract, please refer to Appendix A.

      A death benefit may be payable if your Contract is issued under (i) a Single Life Annuity with Guaranteed Payments (Option 2), (ii) a Joint and Full Survivor Annuity with Guaranteed Payments (Option 4), or (iii) a Period Certain Annuity (Option 6). The death benefit is payable upon the death of the Annuitant, or the death of the survivor if there is a Joint Annuitant.

      If the Annuitant dies, or if the survivor under a Joint Annuity Option dies, any remaining Guaranteed Payments will be paid to the Beneficiary in the form specified in the Contract. Such payments will be paid at least as rapidly as under the method of distribution then in effect. Under Options 2 and 4, the Beneficiary may elect, within six months of such death, to receive the Commuted Value of any remaining Guaranteed Payments. Under Option 6, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit.

      If the Contract Holder who is not the Annuitant dies, Annuity Payments will continue to be paid to the Payee in the form specified in the Contract. If no Payee survives the death of the Contract Holder, Annuity Payments will be made to the Annuitant. Such payments will be paid at least as rapidly as under the method of distribution then in effect.

DEATH BENEFIT COMMUTATION

      The Commuted Value under this death benefit provision will be determined on the next Valuation Date after the Company receives acceptable proof of death and a request for payment in good order at its Home Office. The Commuted Value is equal to the present value of any remaining Guaranteed Payments calculated using the Assumed Annual Net Return Rate stated in the Contract.

                               OTHER INFORMATION
================================================================================

THE COMPANY

      Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company organized in 1976 under the insurance laws of the State of Connecticut. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc.

      The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

THE SEPARATE ACCOUNT

      The Company has established a separate account, Variable Annuity Account B, for the purpose of funding its variable annuity contracts. The Board of Directors of the Company adopted a resolution in 1976 to establish the Separate Account under Connecticut insurance law. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, and meets the definition of "separate account" under the federal securities laws.

      Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities of any other business conducted by the Company. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are obligations of the Company.

________________________________________________________________________________

DISTRIBUTION

      The Company acts as the Principal Underwriter for the securities sold by this Prospectus, and as the distributor of the Contracts.

      Compensation will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 3.5% of the Purchase Payment. Under certain circumstances, such broker-dealers may also be paid additional compensation of up to 0.5%. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.

      The names of the broker-dealer and the registered representative responsible for your Contract are set forth on your application. Commissions and sales related expenses are paid by the Company and are not deducted from your Purchase Payment. To the extent that the withdrawal charge is insufficient to cover the actual costs of distribution, the Company may use any of its corporate assets, including any profit from the mortality and expense risk charge, to make up any difference.

OWNERSHIP

      The Contract is owned by the Contract Holder (You). You have all title to the Contract, as well as all rights to amounts held in the Contract during the lifetime of the Annuitant, and the Joint Annuitant (if applicable). Any choices selected under the Contract must be made by you in writing, unless otherwise allowed by the Company. Until we receive amendments to any such choices, we will rely on any previous choices made.

      Ownership of the Contract may be changed to the extent permitted by law. You should immediately notify the Company, in writing, of any change in ownership. No such ownership change will be binding until such notification is received and recorded by the Company at its Home Office.

BENEFICIARY

      If the Contract provides for any Guaranteed Payments following the death of the Annuitant and the Joint Annuitant (if applicable), you have the right to name a Beneficiary. The Beneficiary is the person entitled to receive any death benefit proceeds. The Company will pay any death benefit proceeds based on the last written Beneficiary designation on file at its Home Office as of the date of death.

      Changes in Beneficiary Designations. The designated Beneficiary may be changed at any time during the lifetime of the Annuitant and the Joint Annuitant (if applicable). Such change must be submitted to the Company in writing, and except for Contracts issued in New York, will become effective as of the date written notice of the change is received and recorded by the Company. For Contracts issued in New York, the change will become effective as of the date the notice is signed. However, the Company's obligation to pay death benefits shall be fully discharged upon payment to the Beneficiary named in the written notice of Beneficiary designation last received by the Company as of the date of such payment. Some restrictions may apply to Beneficiary changes under qualified contracts.

DELAY OR SUSPENSION OF PAYMENTS

      The Company reserves the right to suspend or postpone the date of payment for any benefit or values (a) on any Valuation Date on which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted; (b) when an emergency exists, as determined by the SEC, so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the Subaccount's assets; or
(c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

VOTING RIGHTS

      The Company is the legal owner of the shares of the Funds. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any

________________________________________________________________________________
shares that the Company owns on its own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

MODIFICATION OF THE CONTRACT

      The Company reserves the right to modify the Contract to meet the requirements of state or federal laws or regulations. The Company will notify you in writing of any changes.

LEGAL MATTERS AND PROCEEDINGS

      The Company knows of no material legal proceedings pending to which the Separate Account or the Company is a party or which would materially affect the Separate Account. The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.

FINANCIAL STATEMENTS

      The consolidated financial statements of the Company and the financial statements of the Separate Account have been included in the Statement of Additional Information.

YEAR 2000

      As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and
(iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

      The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties failure to resolve their own Year 2000 issues.
Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

________________________________________________________________________________

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
================================================================================

   The following items are the contents of the Statement of Additional
         Information:

         General Information and History
         Variable Annuity Account B
         Offering and Purchase of Contract
         Performance Data
         Annuity Payments
         Sales Material and Advertising
         Independent Auditors
         Financial Statements of the Separate Account
         Financial Statements of the Company

--------------------------------------------------------------------------------

                                  APPENDIX A
                            THE FIXED DOLLAR OPTION
================================================================================

The following summarizes material information concerning the fixed dollar option. Amounts allocated to the fixed dollar option are held in the Company's general account that supports general insurance and annuity obligations. Interests in the fixed dollar option have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the fixed dollar option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the fixed dollar option has not been reviewed by the SEC.

THE FIXED DOLLAR OPTION

     In addition to allocating your Purchase Payment to the Subaccounts described in the Prospectus, you may choose to allocate all or a portion of your Purchase Payment to the fixed dollar option. If you choose the fixed dollar option, your Annuity Payments will remain fixed as specified in your Contract over the term of the Contract unless you elect an Increasing Annuity.

     There is no right of Commutation for Annuity Payments supported by the fixed dollar option under any Lifetime Annuity Option. You may purchase a right of Commutation for Annuity Payments supported by the fixed dollar option under a Period Certain Annuity. The right of Commutation is described under "Withdrawals--Access to Your Money."

ANNUITY OPTIONS

     All of the Annuity Options described under "Investment Options" in the Prospectus are available for the fixed dollar option. If you allocate all or a portion of your Purchase Payment to a fixed dollar option, you may also elect one of the following features in connection with the portion of your Annuity Payments that are derived from the fixed dollar option:

(a) a Cash Refund feature that offers a death benefit in connection with certain Lifetime Annuity Options. If the Annuitant dies, or the survivor dies if there is a Joint Annuitant, the Beneficiary will receive a lump sum payment equal to the Net Purchase Payment allocated to the fixed dollar option less the total amount of fixed annuity payments paid prior to such death. The Cash Refund feature may be elected only with a Single Life Annuity (Option 1) or a Joint and Full Survivor Annuity (Option 3) that has no reduction in payment to the survivor.

(b) an Increasing Annuity under which the Annuity Payments supported by the fixed dollar option will increase by a stated percentage compounded annually. You must elect 1, 2 or 3% as the stated percentage. The feature is not available under Contracts purchased in conjunction with Section 457 deferred compensation plans.

     Annuity Payments. The amount of each Annuity Payment depends on (1) the Net Purchase Payment you allocate to the fixed dollar option, and (2) the Annuity Option and features chosen.

CHARGES AND DEDUCTIONS

     If you have elected a Period Certain Annuity and have purchased a right of Commutation, a withdrawal charge may apply to any Commuted Value you receive. This charge is, in effect, a deferred sales charge. It is imposed upon any Commutation of a Period Certain Annuity before the last Guaranteed Payment is made, and while the Annuitant is living. The amount paid upon Commutation is equal to the Commuted Value minus the applicable withdrawal charge. This charge is imposed to reimburse the Company for unrecovered acquisition and distribution costs.

________________________________________________________________________________

     The following sets forth the schedule for the calculation of the withdrawal charge.

--------------------------------------------------------------------------------
                                                      Withdrawal Charge
         Number of Years from                           Percentage of
         Contract Effective Date                       Commuted Value
         -----------------------------------------   ------------------
                     1 or more, but fewer than 2             5%
                     2 or more, but fewer than 3             4%
                     3 or more, but fewer than 4             4%
                     4 or more, but fewer than 5             3%
                     5 or more, but fewer than 6             2%
                     6 or more, but fewer than 7             1%
                     7 or more                               0%
--------------------------------------------------------------------------------

     Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge when sales of the Contract are made to individuals or a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be based on the following criteria:

(a)  the size and type of group of individuals to whom the Contract is offered;
     or

(b) whether there is a prior or existing relationship with the Company such as being an employee of the Company or one of its affiliates, receiving distributions or making internal transfers from other Contracts issued by the Company or one of its affiliates, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the withdrawal charge will not be unfairly discriminatory against any person.

WITHDRAWALS--ACCESS TO YOUR MONEY

     Commutation. If you elect a fixed Period Certain Annuity with a right of Commutation, you may elect to receive the Commuted Value of all or a portion of the remaining Guaranteed Payments, less any applicable withdrawal charge. Such Commutations may be elected once each calendar year. No Commutations are allowed from a fixed dollar option in the first Contract year. In subsequent contract years, full or partial Commutations are allowed, provided that under a partial Commutation the remaining Annuity Payments would equal $50 or more. If a portion of the Guaranteed Payments is commuted, the remaining Annuity Payments will be reduced proportionately. Commutations are subject to a withdrawal charge.

     Commuted Value. Under a fixed Period Certain Annuity, the Commuted Value is equal to the present value of the remaining Guaranteed Payments calculated using the adjusted contract rate.

     The adjusted contract rate equals:

                          (Rate of Return)+ CY - IY

   where:

[bullet] Rate of Return is the Fixed Annuity Present Value Interest Rate shown in the Contract;

[bullet] CY is the Commutation Yield; and

[bullet] IY is the Issue Yield.

CY is determined as follows:

(1) CY is the average of the yields, as published in the Wall Street Journal on the Friday before the date of Commutation, of the three (or more if the Company deems necessary) noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the Commutation Duration Date.

(2) The Commutation Duration Date is the date (month and year) obtained when the Commutation Duration is added to the date of Commutation.

________________________________________________________________________________

(3) Commutation Duration equals 1 plus the number of whole years from the date of Commutation until the final Guaranteed Payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.

IY is determined as follows:

(1) IY is the average of the yields, as published in the Wall Street Journal on the Friday before the Contract Effective Date, of the three (or more if the Company deems necessary) noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the Issue Duration Date.

(2) The Issue Duration Date (month and year) is obtained when the Issue Duration is added to the Contract Effective Date.

(3) Issue Duration equals 1 plus the number of whole years from issue until the final payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.

DEATH BENEFIT

     The death benefit is payable upon the death of the Annuitant, or the death of the survivor if there is a Joint Annuitant, and if there are remaining Guaranteed Payments. Any remaining Guaranteed Payments will be paid to the Beneficiary in the form specified in the Contract. Such payments will be paid at least as rapidly as under the method of distribution then in effect. Within six months of such death, the Beneficiary may elect to receive the Commuted Value of any remaining Guaranteed Payments. However, under a Period Certain Annuity where you have purchased a right of Commutation, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit.

     If a Cash Refund feature is elected, the death benefit is payable in one sum to the Beneficiary.

     If the Contract Holder who is not the Annuitant dies, Annuity Payments will continue to be paid to the Payee in the form specified in the Contract. If no Payee survives the death of the Contract Holder, Annuity Payments will be made to the Annuitant. Such payments will be paid at least as rapidly as under the method of distribution then in effect.

     Death Benefit Commutation. The Commuted Value of the death benefit will be determined as of the next Valuation Date following the Company's receipt at its Home Office of proof of death acceptable to the Company and a request for payment in good order. If the Contract is issued as a Period Certain Annuity with a right of Commutation, the Commuted Value will be determined as described under "Withdrawal--Access to Your Money" in this Appendix. If the Contract is issued as a Life Annuity with Guaranteed Payments or a Period Certain where you have not purchased a right of Commutation, the rate used to determined the Commuted Value of the remaining Guaranteed Payments will be the Fixed Annuity Present Value Interest Rate shown in the Contract.

________________________________________________________________________________

                                  APPENDIX B
                        CONDENSED FINANCIAL INFORMATION

   (Selected data for Annuity and Accumulation Units outstanding during each period at a 3.50% Assumed Annual Net Return Rate)
================================================================================

The condensed financial information presented below for the year ended December 31, 1997 is derived from information included in the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information. The Annuity Unit Values shown below are derived from accumulation unit values and reflect the application of a factor corresponding to the Assumed Annual Net Return Rate of 3.50%. See Valuation of Annuity Unit Values for more information. Only those Subaccounts with Annuity Units outstanding at the end of the period are listed below.

                                           1997
                                   -------------------
AETNA BALANCED VP, INC.
Value at beginning of period          $13.448
Value at end of period                $15.488
Increase (decrease) in value of
 annuity unit(1)                        15.17%(2)
AETNA BOND VP
Value at beginning of period          $11.087
Value at end of period                $11.529
Increase (decrease) in value of
 annuity unit(1)                         3.99%(2)
AETNA CROSSROADS VP
Value at beginning of period          $10.108
Value at end of period                $10.242
Increase (decrease) in value of
 annuity unit(1)                         1.32%(4)
AETNA GROWTH AND
 INCOME VP
Value at beginning of period          $15.431
Value at end of period                $18.426
Increase (decrease) in value of
 annuity unit(1)                        19.41%(5)
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period          $11.263
Value at end of period                $12.402
Increase (decrease) in value of
 annuity unit(1)                        10.11%(6)
AETNA LEGACY VP
Value at beginning of period          $10.372
Value at end of period                $11.201
Increase (decrease) in value of
 annuity unit(1)                         8.00%(7)
AETNA SMALL COMPANY VP
Value at beginning of period          $12,930
Value at end of period                $13,444
Increase (decrease) in value of
 annuity unit(1)                         3.97%(2)

________________________________________________________________________________

================================================================================
                                                1997
                                      -----------------------
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period              $10.481
Value at end of period                    $11.789
Increase (decrease) in value of
 annuity unit(1)                            12.49%(8)
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period              $10.576
Value at end of period                    $12.007
Increase (decrease) in value of
 annuity unit(1)                            13.53%(5)
PORTFOLIO PARTNERS MFS EMERGING
 EQUITIES PORTFOLIO
Value at beginning of period              $10.050
Value at end of period                    $ 9.894
Increase (decrease) in value of
 annuity unit(1)                            (1.55%)(8)
PORTFOLIO PARTNERS MFS VALUE
 EQUITY PORTFOLIO
Value at beginning of period              $12.335
Value at end of period                    $12.474
Increase (decrease) in value of
 annuity unit(1)                             1.13%(8)

(1) The above figures are calculated by subtracting the beginning Annuity Unit value from the ending Annuity Unit value, and dividing the result by the beginning Annuity Unit value. These figures do not reflect the deferred sales charge or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were received in this option during March 1997.

(3) Reflects less than a full year of performance activity. Funds were received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were received in this option during January 1997.

(5) Reflects less than a full year of performance activity. Funds were received in this option during October 1997.

(6) Reflects less than a full year of performance activity. Funds were received in this option during February 1997.

(7) Reflects less than a full year of performance activity. Funds were received in this option during August 1997.

(8) Reflects less than a full year of performance activity. Funds were received in this option during November 1997.

________________________________________________________________________________

                        CONDENSED FINANCIAL INFORMATION

   (Selected data for Annuity and Accumulation Units outstanding during each period at a 5.00% Assumed Annual Net Return Rate)
================================================================================

The condensed financial information presented below for the year ending December 31, 1997 is derived from information included in the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information. The Annuity Unit Values shown below are derived from accumulation unit values and reflect the application of a factor corresponding to the Assumed Annual Net Return Rate of 5.00%. See Valuation of Annuity Unit Values for more information. Only those Subaccounts with Annuity Units outstanding at the end of the period are listed below.

                                            1997
                                   ---------------------
AETNA BALANCED VP, INC.
Value at beginning of period           $13.209
Value at end of period                 $14.800
Increase (decrease) in value of
 annuity unit(1)                         12.04%(2)
AETNA BOND VP
Value at beginning of period           $10.990
Value at end of period                 $11.017
Increase (decrease) in value of
 annuity unit(1)                          0.25%(3)
AETNA CROSSROADS VP
Value at beginning of period           $10.032
Value at end of period                 $10.223
Increase (decrease) in value of
 annuity unit(1)                          1.90%(4)
AETNA GROWTH VP
Value at beginning of period           $13.538
Value at end of period                 $13.015
Increase (decrease) in value of
 annuity unit(1)                         (3.86%)(4)
AETNA GROWTH AND INCOME VP
Value at beginning of period           $15.123
Value at end of period                 $17.607
Increase (decrease) in value of
 annuity unit(1)                         16.43%(2)
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period           $10.848
Value at end of period                 $12.277
Increase (decrease) in value of
 annuity unit(1)                         13.17%(5)
AETNA LEGACY VP
Value at beginning of period           $10.264
Value at end of period                 $11.017
Increase (decrease) in value of
 annuity unit(1)                          7.34%(2)

________________________________________________________________________________

================================================================================

                                                1997
                                      -----------------------
AETNA SMALL COMPANY VP
Value at beginning of period              $13.322
Value at end of period                    $13.308
Increase (decrease) in value of
 annuity unit(1)                            (0.10%)(4)
FIDELITY VIP HIGH
 INCOME PORTFOLIO
Value at beginning of period              $10.058
Value at end of period                    $10.060
Increase (decrease) in value of
 annuity unit(1)                             0.02%(4)
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period              $10.433
Value at end of period                    $11.580
Increase (decrease) in value of
 annuity unit(1)                            11.00%(6)
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period              $10.638
Value at end of period                    $11.794
Increase (decrease) in value of
 annuity unit(1)                            10.87%(2)
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period              $ 9.885
Value at end of period                    $ 9.719
Increase (decrease) in value of
 annuity unit(1)                            (1.68%)(7)
PPI MFS VALUE EQUITY PORTFOLIO
Value at beginning of period              $12.132
Value at end of period                    $12.253
Increase (decrease) in value of
 annuity unit(1)                             1.00%(7)

(1) The above figures are calculated by subtracting the beginning Annuity Unit value from the ending Annuity Unit value during a calendar year, and dividing the result by the beginning Annuity Unit value. These figures do not reflect the deferred sales charge or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were received in this option during January 1997.

(3) Reflects less than a full year of performance activity. Funds were received in this option during October 1997.

(4) Reflects less than a full year of performance activity. Funds were received in this option during December 1997.

(5) Reflects less than a full year of performance activity. Funds were received in this option during May 1997.

(6) Reflects less than a full year of performance activity. Funds were received in this option during March 1997.

(7) Reflects less than a full year of performance activity. Funds were received in this option during November 1997.

________________________________________________________________________________

                         For Master Applications Only

I hereby acknowledge receipt of an Account B Fixed and Variable Single Premium Immediate Annuity prospectus dated May 1, 1998, as well as all current prospectuses pertaining to the variable investment options available under the Contracts.

___ Please send an Account B Statement of Additional Information (Form No. SAI.09515-98) dated May 1, 1998.





________________________________________________________________________________
                          CONTRACT HOLDER'S SIGNATURE




________________________________________________________________________________
                                     DATE





PROS.09515-98

________________________________________________________________________________
                                       21

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

              Statement of Additional Information dated May 1, 1998

         A Fixed and Variable Single Premium Immediate Annuity Contract

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the "Separate Account") dated May 1, 1998.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:


                    Aetna Life Insurance and Annuity Company
                              Attn: ARS Settlements
                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 1-800-238-6273


Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.



                                TABLE OF CONTENTS

                                                                          Page
General Information and History........................................      2
Variable Annuity Account B.............................................      2
Offering and Purchase of Contracts.....................................      3
Performance Data.......................................................      3
      General..........................................................      3
      Average Annual Total Return Quotations...........................      4
Annuity Payments.......................................................      7
Sales Material and Advertising.........................................      8
Independent Auditors...................................................      8
Financial Statements of the Separate Account...........................    S-1
Financial Statements of Aetna Life Insurance and Annuity Company.......    F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1997, the Company (ALIAC) had $40.7 billion invested through its products, including $22.3 billion in its separate accounts (of which the Company, or an affiliate oversees the management of $17.6 billion) and $1.3 billion in its mutual funds offered outside of its separate accounts. The Company is ranked among the top 2% of all U.S. life insurance companies based on assets as of December 31, 1996. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. The Company provides investment advice to several of the registered management investment companies offered as variable investment options under the Contracts funded by the Separate Account (see "Variable Annuity Account B" below).

Other than the mortality and expense risk charge and administrative charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. (See "Charges and Deductions" in the prospectus.) The Company receives reimbursement for certain administrative costs from some advisers of the Funds used as funding options under the Contract. These fees generally range up to 0.25%.

The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                           VARIABLE ANNUITY ACCOUNT B

Variable Annuity Account B (the "Separate Account") is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase Payments made under the Contract may be allocated to one or more of the Subaccounts. Each Subaccount invests in the shares of only one of the Funds listed below. The Company may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts.

The Funds currently available under the Contract are as follows:

[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP

[bullet]Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio)

[bullet] Aetna Growth VP (formerly Aetna Variable Growth Portfolio)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP

[bullet] Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus
         Portfolio)

[bullet] Aetna International VP

[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP

[bullet] Aetna Real Estate Securities VP

[bullet] Aetna Small Company VP (formerly Aetna Variable Small Company
         Portfolio)

[bullet] Fidelity VIP High Income Portfolio

[bullet] Janus Aspen Growth Portfolio

[bullet] Janus Aspen Worldwide Growth Portfolio

[bullet] Oppenheimer Strategic Bond Fund

[bullet] Portfolio Partners MFS Emerging Equities Portfolio

[bullet] Portfolio Partners MFS Value Equity Portfolio

[bullet] Portfolio Partners Scudder International Growth Portfolio

[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio

Complete descriptions of each of the Funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the Funds.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the prospectus. The Company offers the Contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the Contracts is continuous. A description of the manner in which Contracts are purchased is in the prospectus.

                                PERFORMANCE DATA

GENERAL

From time to time, the Company may advertise different types of historical performance for the Subaccounts of the Separate Account available under the Contracts. The Company may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied under a deferred annuity contract to the various Subaccounts available under the Contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the Fund since the date contributions were first received in the Fund under the Separate Account and then adjust them to reflect the deduction of all recurring charges during each period that apply to the Contracts described in this prospectus (e.g., mortality and expense risk charges, administrative expense charges (if any), and the withdrawal charge schedule applicable to commutations under a variable Period Certain Annuity). These charges will be deducted on a pro rata basis in the case of fractional periods.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable withdrawal charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the Fund's inception date and/or the date contributions were first received in the Fund under the Separate Account.

Investment results of the Subaccounts will fluctuate over time, and any presentation of the Subaccounts' total return quotations for any prior period should not be considered as a representation of how the Subaccounts will perform in any future period. Additionally, the amount available upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - Standardized and Non-Standardized

The table shown below reflects the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1997 for the Subaccounts. For those Subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows average annual return since the date contributions were first received in the Fund under the Separate Account. For non-standardized performance, the "Since Inception" column shows average annual total return since the Fund's inception date.

For the Subaccounts funded by the Portfolio Partners portfolios, two sets of performance returns are shown for each Subaccount: one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the Portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many Company contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

                                                                                                Date
                                                                                           Contributions
                                                          STANDARDIZED                         First
                                                          ------------                        Received
                                                                                             Under the
                                                                                              Separate
             SUBACCOUNT                   1 Year      5 Years      10 Years    Inception*     Account
             ----------                   ------      -------      --------    ----------   -----------
Aetna Balanced VP, Inc.                   14.91%       12.55%                    11.24%       06/30/89
Aetna Bond VP(1)                           1.60%        5.17%        7.86%
Aetna Crossroads VP                       10.30%                                 14.47%       08/31/95
Aetna Growth VP                                                                  13.04%       05/30/97
Aetna Growth and Income VP(1)             21.85%       15.76%       15.18%
Aetna Index Plus Large Cap VP             25.60%                                 26.37%       10/31/96
Aetna Legacy VP                            7.42%                                 11.20%       08/31/95
Aetna Money Market VP(1)(2)               (1.05%)       3.09%        4.63%
Aetna Small Company VP                                                           14.63%       05/30/97
Fidelity VIP High Income Portfolio        10.39%                                 12.53%       06/30/95
Janus Aspen Growth Portfolio              15.15%                                 18.02%       07/29/94
Janus Aspen Worldwide Growth Portfolio    14.60%                                 25.14%       04/28/95
Oppenheimer Strategic Bond Fund                                                   0.14%       05/30/97

Portfolio Partners
  MFS Emerging Equities Portfolio                                                (6.18%)      11/28/97

Alger American Small Cap/
  Portfolio Partners
  MFS Emerging Equities(3)                 2.47%                                  9.62%       09/30/93

Portfolio Partners
  MFS Value Equity Portfolio                                                     (3.63%)      11/28/97
Neuberger & Berman AMT Growth/
  Portfolio Partners
  MFS Value Equity(3)                     18.53%       11.14%                    11.32%       11/30/92

Portfolio Partners
  Scudder International
  Growth Portfolio                                                               (3.81%)      11/28/97

Scudder International
  Portfolio Class A/
  Portfolio Partners
  Scudder International Growth(3)          2.25%       11.82%                     9.94%       08/31/92
Portfolio Partners T. Rowe Price
  Growth Equity Portfolio                                                        (3.06%)      11/28/97

Alger American Growth/
  Portfolio Partners
  T. Rowe Price Growth Equity(3)          20.31%                                 22.03%       02/28/95

Please refer to the discussion preceding the table for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the Fund under the Separate Account.

(1) These Funds have been available through the Separate Account for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 4.23%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above except the maximum 5% withdrawal charge.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Date Contributions First Received Under Separate Account" refers to the applicable date for the replaced Fund.


                                                            NON-STANDARDIZED                        Fund
                                                            ----------------                      Inception
              SUBACCOUNT                   1 Year    3 Years    5 Years   10 Years  Inception**     Date
              ----------                   ------    -------    -------   --------  -----------   ---------
Aetna Balanced VP, Inc.                    20.95%     20.01%    13.01%                 11.12%     04/03/89
Aetna Bond VP(1)                            6.95%      8.50%     5.60%      7.86%
Aetna Crossroads VP                        16.10%                                      17.02%     07/05/95
Aetna Growth VP                            31.34%                                      31.31%     12/13/96
Aetna Growth and Income VP(1)              28.27%     27.21%    16.23%     15.18%
Aetna Index Plus Large Cap VP              32.22%                                      32.91%     09/16/96
Aetna Legacy VP                            13.07%                                      13.52%     07/05/95
Aetna Money Market VP(1)(2)                 4.16%      4.31%     3.51%      4.63%
Aetna Small Company VP                     32.81%                                      33.75%     12/27/96
Fidelity VIP High Income
  Portfolio(1)                             16.20%     15.97%    12.49%     11.40%
Janus Aspen Growth Portfolio               21.21%     22.15%                           16.20%     09/13/93
Janus Aspen Worldwide Growth Portfolio     20.63%     24.57%                           21.38%     09/13/93
Oppenheimer Strategic Bond Fund             7.35%     10.60%                            6.29%     05/03/93

Portfolio Partners
  MFS Emerging Equities Portfolio                                                      (1.25%)    11/28/97
Alger American Small Cap/
  Portfolio Partners
  MFS Emerging Equities(3)                  7.86%     16.50%    10.81%                 17.50%     09/21/88

Portfolio Partners
  MFS Value Equity Portfolio                                                            1.30%     11/28/97
Neuberger & Berman AMT Growth/
  Portfolio Partners
  MFS Value Equity(3)                      24.77%     20.48%    11.59%     13.22%

Portfolio Partners
  Scudder International
  Growth Portfolio                                                                      1.46%     11/28/97
Scudder International Portfolio
  Class A/Portfolio Partners
  Scudder International                     7.63%     10.21%    12.28%     10.40%
Growth(3)

Portfolio Partners T. Rowe Price
  Growth Equity Portfolio                                                               1.91%     11/28/97

Alger American Growth/
  Portfolio Partners T. Rowe Price
  Growth Equity(3)                         26.65%     24.05%    18.26%                 18.21%     01/09/89

Please refer to the discussion preceding the tables A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**   Reflects performance from the Fund's inception date.

(1)  These Funds have been in operation for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 4.23%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above. As in the table above, the maximum 5% withdrawal charge is not reflected.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Fund Inception Date" refers to the applicable date for the replaced Fund. If no date is shown, the replaced Fund has been in operation for more than ten years.

                                ANNUITY PAYMENTS

Your variable Annuity Payment will fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected Subaccount(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

A fixed number of Annuity Units is determined in each of the designated Subaccounts on the Contract Effective Date. The number of Annuity Units, which does not change thereafter, is calculated by dividing (a) by (b), where (a) is the amount of the Annuity Payment as if the Annuity Payment was calculated as of the Contract Effective Date, and (b) is the Annuity Unit value for that investment option on the Contract Effective Date. The first payment will be calculated ten Valuation Dates prior to the payment due date which depends upon the payment frequency you have selected. As noted above, Annuity Unit values fluctuate from one Valuation Date to the next; such fluctuations reflect changes in the net investment factor for the applicable Subaccount(s) (with a ten Valuation Date lag which gives the Company time to process Annuity Payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for each Subaccount selected.

EXAMPLE:

Assume that you purchase a Single Premium Immediate Annuity Contract with a $50,000 premium. The payment option that you select has a payment factor of $6.68 per $1,000 of value applied. Also assume that no premium tax is payable.

If a payment was determined as of the Contract Effective Date, that payment would be calculated by multiplying $6.68 per $1,000 by 50.000. This would produce an initial payment of $334.00.

Assume that the value of the Annuity Unit on the Contract Effective Date is
13.400000. The payment calculated as of the Contract Effective Date is divided by the Annuity Unit value to determine the number of Annuity Units (that is, $334.00/13.400000 = 24.925 Annuity Units). The number of Annuity Units will remain constant over the term of your contract as determined by your annuity option. The value of each payment will be determined on the tenth Valuation Date prior to the payment due date by multiplying the number of Annuity Units by that date's Annuity Unit value.

Payments will subsequently fluctuate depending upon the net investment performance that occurs between payment Valuation Dates less a factor that represents the Assumed Annual Net Return Rate. This offsets the Assumed Annual Net Return Rate built into the number of Annuity Units determined above.

Annuity Unit values are calculated on a daily basis by multiplying the Annuity Unit Value by the daily net investment factor and by the daily Assumed Annual Net Return Rate. The factor for a 3.5% Assumed Annual Net Return Rate is
0.9999058 and for 5.0%, 0.9998663. The new payment is calculated by multiplying the number of Annuity Units by the new Annuity Unit value.

                         SALES MATERIAL AND ADVERTISING

The Company may illustrate the hypothetical values of Annuity Payments made from each of the Subaccounts over certain time periods based on the historical net asset values of the Funds.

The Company may also include hypothetical illustrations in its sales literature that explain the mathematical principles of compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and savings or investment products, including, but not limited to, personal savings accounts and certificates of deposit.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Services, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life Subaccounts or their underlying funds by performance and/or investment objective. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the Separate Account. We may categorize funds in terms of the asset classes they represent and use such categories in marketing material for the Contracts. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports, including, but not limited to The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective Contract Holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the Contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS

                           VARIABLE ANNUITY ACCOUNT B

                                      Index

Variable Annuity Account B:
Statement of Assets and Liabilities...................................... S-2
Statements of Operations and Changes in Net Assets....................... S-6
Notes to Financial Statements............................................ S-7
Independent Auditors' Report............................................. S-25

Variable Annuity Account B
Statement of Assets and Liabilities - December 31, 1997

ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 30,411,094 shares (cost $955,207,313) ......................  $1,022,883,150
 Aetna Income Shares; 5,674,428 shares (cost $72,136,754) ........................      72,918,472
 Aetna Variable Encore Fund; 9,348,762 shares (cost $123,509,269) ................     124,939,137
 Aetna Investment Advisers Fund, Inc.; 10,156,919 shares (cost $141,710,363) .....     162,842,121
 Aetna GET Fund, Series B; 1,326,295 shares (cost $14,665,182) ...................      20,859,924
 Aetna GET Fund, Series C; 866,713 shares (cost $8,784,556) ......................      10,929,107
 Aetna Ascent Variable Portfolio; 1,448,001 shares (cost $19,409,307) ............      20,443,736
 Aetna Crossroads Variable Portfolio; 1,552,948 shares (cost $19,616,465) ........      20,320,625
 Aetna Legacy Variable Portfolio; 1,652,443 shares (cost $19,438,586) ............      19,994,608
 Aetna Variable Portfolio, Inc.:
  Capital Appreciation Portfolio; 328,354 shares (cost $4,457,675) ...............       3,912,594
  Growth Portfolio; 326,907 shares (cost $4,163,981) .............................       3,218,910
  Index Plus Portfolio; 2,014,660 shares (cost $26,897,404) ......................      28,239,788
  Small Company Portfolio; 478,249 shares (cost $6,406,805) ......................       6,107,129
 Alger American Funds:
  Balanced Portfolio; 525,665 shares (cost $4,964,549) ...........................       5,656,151
  Income and Growth Portfolio; 1,287,394 shares (cost $11,439,405) ...............      14,148,460
  Leveraged AllCap Portfolio; 616,315 shares (cost $12,739,767) ..................      14,280,009
 American Century Investments:
  Balanced Fund; 563,499 shares (cost $4,180,851) ................................       4,643,230
  International Fund; 855,695 shares (cost $5,491,134) ...........................       5,852,955
 Calvert Social Balanced Portfolio; 490,079 shares (cost $912,050) ...............         971,337
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 5,712,922 shares (cost $118,902,067) ..................     138,709,740
  Growth Portfolio; 2,167,158 shares (cost $65,817,036) ..........................      80,401,549
  High Income Portfolio; 2,598,408 shares (cost $32,563,692) .....................      35,286,379
  Overseas Portfolio; 677,325 shares (cost $12,543,713) ..........................      13,004,643
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 652,031 shares (cost $10,605,372) .....................      11,743,075
  Contrafund Portfolio; 5,407,595 shares (cost $89,625,610) ......................     107,827,442
  Index 500 Portfolio; 673,020 shares (cost $66,103,932) .........................      76,986,772
  Investment Grade Bond Portfolio; 523,741 shares (cost $6,191,022) ..............       6,578,182
 Insurance Management Series:
  American Leaders Fund II; 5,952,606 shares (cost $86,738,072) ..................     116,849,662
  Equity Income Fund II; 1,619,705 shares (cost $19,027,165) .....................      19,938,571
  Growth Strategies Fund II; 1,406,137 shares (cost $19,150,654) .................      22,709,106
  High Income Bond Fund II; 4,859,621 shares (cost $49,449,772) ..................      53,212,853
  International Equity Fund II; 1,136,596 shares (cost $13,007,527) ..............      13,946,028
  Prime Money Fund II; 7,530,487 shares (cost $7,530,487) ........................       7,530,487
  U.S. Government Securities Fund II; 1,252,067 shares (cost 12,683,585) .........      13,196,784
  Utility Fund II; 1,840,648 shares (cost $20,501,843) ...........................      26,302,858
 Janus Aspen Series:
  Aggressive Growth Portfolio; 1,867,831 shares (cost $33,789,408) ...............      38,383,925
  Balanced Portfolio; 1,782,815 shares (cost $27,682,920) ........................      31,145,778
  Flexible Income Portfolio; 894,277 shares (cost $10,167,023) ...................      10,534,588
  Growth Portfolio; 2,203,400 shares (cost $34,954,619) ..........................      40,718,827
  Worldwide Growth Portfolio; 6,953,978 shares (cost $144,443,276) ...............     162,653,541
 Lexington Emerging Markets Fund; 318,004 shares (cost $3,542,964) ...............       2,833,416
 Lexington Natural Resources Trust Fund; 464,813 shares (cost $6,752,492) ........       6,930,364

Variable Annuity Account B
Statement of Assets and Liabilities - December 31, 1997 (continued):


MFS Funds:
 Total Return Series; 1,140,943 shares (cost $16,998,729) ............................  $   18,973,878
 Worldwide Government Series; 129,706 shares (cost $1,330,232) .......................       1,324,295
Oppenheimer Funds:
 Capital Appreciation Fund; 90,044 shares (cost $3,554,414) ..........................       3,688,200
 Global Securities Fund; 125,453 shares (cost $2,681,784) ............................       2,680,937
 Growth & Income Fund; 616,565 shares (cost $12,222,979) .............................      12,688,907
 Strategic Bond Fund; 604,043 shares (cost $3,113,874) ...............................       3,092,701
Portfolio Partners, Inc. (PPI):
 PPI MFS Emerging Equities Portfolio; 2,221,275 shares (cost $96,046,526) ............      95,292,694
 PPI MFS Research Growth Portfolio; 6,783,433 shares (cost $67,030,057) ..............      65,867,130
 PPI MFS Value Equity Portfolio; 515,803 shares (cost $15,207,018) ...................      15,427,681
 PPI Scudder International Growth Portfolio; 897,175 shares (cost $12,454,736) .......      12,650,163
 PPI T. Rowe Price Growth Equity Portfolio; 2,067,651 shares (cost $88,372,335) ......      90,170,258
                                                                                        --------------
NET ASSETS (cost $2,666,918,351) .....................................................  $2,922,442,857
                                                                                        ==============

Net assets represented by:

Reserves for annuity contracts in accumulation and payment period: (Notes 1 and 5)


Aetna Variable Fund:
   Annuity contracts in accumulation ...........  $892,006,381
   Annuity contracts in payment period .........   130,876,769
Aetna Income Shares:
   Annuity contracts in accumulation ...........    69,236,488
   Annuity contracts in payment period .........     3,681,984
Aetna Variable Encore Fund:
   Annuity contracts in accumulation ...........   124,939,137
Aetna Investment Advisers Fund, Inc.:
   Annuity contracts in accumulation ...........   150,761,384
   Annuity contracts in payment period .........    12,080,737
Aetna GET Fund, Series B:
   Annuity contracts in accumulation ...........    20,859,924
Aetna GET Fund, Series C:
   Annuity contracts in accumulation ...........    10,929,107
Aetna Ascent Variable Portfolio:
   Annuity contracts in accumulation ...........    20,443,736
Aetna Crossroads Variable Portfolio:
   Annuity contracts in accumulation ...........    20,250,904
   Annuity contracts in payment period .........        69,721
Aetna Legacy Variable Portfolio:
   Annuity contracts in accumulation ...........    18,710,015
   Annuity contracts in payment period .........     1,284,593
Aetna Variable Portfolio, Inc.:
 Capital Appreciation Portfolio:
   Annuity contracts in accumulation ...........     3,912,594
 Growth Portfolio:
   Annuity contracts in accumulation ...........     3,210,344
   Annuity contracts in payment period .........         8,566
 Index Plus Portfolio:
   Annuity contracts in accumulation ...........    28,074,705
   Annuity contracts in payment period .........       165,083

Variable Annuity Account B
Statement of Assets and Liabilities - December 31, 1997 (continued):


 Small Company Portfolio:
   Annuity contracts in accumulation .................... $ 6,059,783
   Annuity contracts in payment period ..................      47,346
Alger American Funds:
 Balanced Portfolio:
   Annuity contracts in accumulation ....................   5,656,151
 Income and Growth Portfolio:
   Annuity contracts in accumulation ....................  14,148,460
 Leveraged AllCap Portfolio:
   Annuity contracts in accumulation ....................  14,280,009
American Century Investments:
 Balanced Fund:
   Annuity contracts in accumulation ....................   4,643,230
 International Fund:
   Annuity contracts in accumulation ....................   5,852,955
Calvert Social Balanced Portfolio:
   Annuity contracts in accumulation ....................     971,337
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
   Annuity contracts in accumulation .................... 138,709,740
 Growth Portfolio:
   Annuity contracts in accumulation ....................  80,401,549
 High Income Portfolio:
   Annuity contracts in accumulation ....................  35,217,837
   Annuity contracts in payment period ..................      68,542
 Overseas Portfolio:
   Annuity contracts in accumulation ....................  13,004,643
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
   Annuity contracts in accumulation ....................  11,743,075
 Contrafund Portfolio:
   Annuity contracts in accumulation .................... 107,827,442
 Index 500 Portfolio:
   Annuity contracts in accumulation ....................  76,986,772
 Investment Grade Bond Portfolio:
   Annuity contracts in accumulation ....................   6,578,182
Insurance Management Series:
 American Leaders Fund II:
   Annuity contracts in accumulation .................... 116,800,911
   Annuity contracts in payment period ..................      48,751
 Equity Income Fund II:
   Annuity contracts in accumulation ....................  19,938,571
 Growth Strategies Fund II:
   Annuity contracts in accumulation ....................  22,709,106
 High Income Bond Fund II:
   Annuity contracts in accumulation ....................  53,212,853
 International Equity Fund II:
   Annuity contracts in accumulation ....................  13,946,028
 Prime Money Fund II:
   Annuity contracts in accumulation ....................   7,530,487

Variable Annuity Account B
Statement of Assets and Liabilities - December 31, 1997 (continued):


 U.S. Government Securities Fund II:
   Annuity contracts in accumulation ...........  $   13,196,784
 Utility Fund II:
   Annuity contracts in accumulation ...........      26,302,858
Janus Aspen Series:
 Aggressive Growth Portfolio:
   Annuity contracts in accumulation ...........      38,383,925
 Balanced Portfolio:
   Annuity contracts in accumulation ...........      31,145,778
 Flexible Income Portfolio:
   Annuity contracts in accumulation ...........      10,534,588
 Growth Portfolio:
   Annuity contracts in accumulation ...........      40,072,928
   Annuity contracts in payment period .........         645,899
 Worldwide Growth Portfolio:
   Annuity contracts in accumulation ...........     160,658,096
   Annuity contracts in payment period .........       1,995,445
Lexington Emerging Markets Fund:
   Annuity contracts in accumulation ...........       2,833,416
Lexington Natural Resources Trust Fund:
   Annuity contracts in accumulation ...........       6,930,364
MFS Funds:
 Total Return Series:
   Annuity contracts in accumulation ...........      18,973,878
 Worldwide Government Series:
   Annuity contracts in accumulation ...........       1,324,295
Oppenheimer Funds:
 Capital Appreciation Fund:
   Annuity contracts in accumulation ...........       3,688,200
 Global Securities Fund:
   Annuity contracts in accumulation ...........       2,680,937
 Growth & Income Fund:
   Annuity contracts in accumulation ...........      12,688,907
 Strategic Bond Fund:
   Annuity contracts in accumulation ...........       3,092,701
Portfolio Partners, Inc:
 PPI MFS Emerging Equities Portfolio:
   Annuity contracts in accumulation ...........      94,796,247
   Annuity contracts in payment period .........         496,447
 PPI MFS Research Growth Portfolio:
   Annuity contracts in accumulation ...........      65,867,130
 PPI MFS Value Equity Portfolio:
   Annuity contracts in accumulation ...........      15,049,606
   Annuity contracts in payment period .........         378,075
 PPI Scudder International Growth Portfolio:
   Annuity contracts in accumulation ...........      12,650,163
 PPI T. Rowe Price Growth Equity Portfolio:
   Annuity contracts in accumulation ...........      90,170,258
                                                  --------------
                                                  $2,922,442,857
                                                  ==============



See Notes to Financial Statements

Variable Annuity Account B
Statements of Operations and Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                                  1997                1996
                                                                                  -----               ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends .............................................................    $  278,833,116      $  120,367,178
Expenses: (Notes 2 and 5)
 Valuation period deductions ...........................................       (29,243,851)        (17,483,870)
                                                                            --------------      --------------
Net investment income ..................................................       249,589,265         102,883,308
                                                                            --------------      --------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ...................................................     1,004,789,371         365,025,974
 Cost of investments sold ..............................................       933,728,508         347,598,566
                                                                            --------------      --------------
  Net realized gain ....................................................        71,060,863          17,427,408
                                                                            --------------      --------------
Net unrealized gain on investments: (Note 5)
 Beginning of Year .....................................................       122,191,053          28,746,944
 End of Year ...........................................................       255,524,506         122,191,053
                                                                            --------------      --------------
  Net change in unrealized gain ........................................       133,333,453          93,444,109
                                                                            --------------      --------------
Net realized and unrealized gain on investments ........................       204,394,316         110,871,517
                                                                            --------------      --------------
Net increase in net assets resulting from operations ...................       453,983,581         213,754,825
                                                                            --------------      --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ............................       571,517,770         538,586,667
Sales and administrative charges deducted by the Company ...............           (16,265)            (17,370)
                                                                            --------------      --------------
  Net variable annuity contract purchase payments ......................       571,501,505         538,569,297
Transfers from the Company for mortality guarantee adjustments .........           371,835             690,779
Transfers from the Company's fixed account options .....................       144,526,667          50,549,121
Redemptions by contract holders ........................................       (82,942,177)        (73,738,526)
Annuity Payments .......................................................       (16,137,431)        (12,108,943)
Other ..................................................................         2,327,153             159,467
                                                                            --------------      --------------
  Net increase in net assets from unit transactions (Note 5) ...........       619,647,552         504,121,195
                                                                            --------------      --------------
Change in net assets ...................................................     1,073,631,133         717,876,020
NET ASSETS:
Beginning of Year ......................................................     1,848,811,724       1,130,935,704
                                                                            --------------      --------------
End of Year ............................................................    $2,922,442,857      $1,848,811,724
                                                                            ==============      ==============



See Notes to Financial Statements

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997

1. Summary of Significant Accounting Policies


   Variable Annuity Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.


   a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1997:

   Aetna Variable Fund                                        Insurance Management Series:
   Aetna Income Shares                                        [bullet] American Leaders Fund II [bullet]
   Aetna Variable Encore Fund                                 [bullet] Equity Income Fund II
   Aetna Investment Advisers Fund, Inc.                       [bullet] Growth Strategies Fund II
   Aetna GET Fund, Series B                                   [bullet] High Income Bond Fund II
   Aetna GET Fund, Series C                                   [bullet] International Equity Fund II
   Aetna Ascent Variable Portfolio                            [bullet] Prime Money Fund II
   Aetna Crossroads Variable Portfolio                        [bullet] U.S. Government Securities Fund II
   Aetna Legacy Variable Portfolio                            [bullet] Utility Fund II
   Aetna Variable Portfolio, Inc.:                            Janus Aspen Series:
   [bullet] Capital Appreciation Portfolio                    [bullet] Aggressive Growth Portfolio
   [bullet] Growth Portfolio                                  [bullet] Balanced Portfolio
   [bullet] Index Plus Portfolio                              [bullet] Flexible Income Portfolio
   [bullet] Small Company Portfolio                           [bullet] Growth Portfolio
   Alger American Funds:                                      [bullet] Worldwide Growth Portfolio
   [bullet] Balanced Portfolio                                Lexington Emerging Markets Fund
   [bullet] Income and Growth Portfolio                       Lexington Natural Resources Trust Fund
   [bullet] Leveraged AllCap Portfolio                        MFS Funds:
   American Century Investments:                              [bullet] Total Return Series
   [bullet] Balanced Fund                                     [bullet] Worldwide Government Series
   [bullet] International Fund                                Oppenheimer Funds:
   Calvert Social Balanced Portfolio                          [bullet] Capital Appreciation Fund
   Fidelity Investments Variable Insurance Products Fund:     [bullet] Global Securities Fund
   [bullet] Equity-Income Portfolio                           [bullet] Growth & Income Fund
   [bullet] Growth Portfolio                                  [bullet] Strategic Bond Fund
   [bullet] High Income Portfolio                             Portfolio Partners, Inc.:
   [bullet] Overseas Portfolio                                [bullet] PPI MFS Emerging Equities Portfolio
   Fidelity Investments Variable Insurance Products Fund II:  [bullet] PPI MFS Research Growth Portfolio
   [bullet] Asset Manager Portfolio                           [bullet] PPI MFS Value Equity Portfolio
   [bullet] Contrafund Portfolio                              [bullet] PPI Scudder International Growth Portfolio
   [bullet] Index 500 Portfolio                               [bullet] PPI T. Rowe Price Growth Equity Portfolio
   [bullet] Investment Grade Bond Portfolio

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

   c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.


   d. Annuity Reserves
   Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.


2. Valuation Period Deductions


   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.


3. Dividend Income


   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments


   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $1,874,026,188 and $1,004,789,371; $972,030,476 and $365,025,974,
   respectively.

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net
   Assets


----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                               Valuation       Proceeds        Cost of          Net
                                                                Period           from        Investments     Realized
                                              Dividends       Deductions         Sales          Sold        Gain (Loss)
----------------------------------------------------------------------------------------------------------------------

   Aetna Variable Fund:                     $206,171,606     ($9,508,053)    $64,103,032    $51,274,099   $12,828,933
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Aetna Income Shares:                        4,333,850         (737,718)     12,717,950     11,951,670       766,280
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                 4,149,350       (1,373,114)    187,177,845    187,281,193      (103,348)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:      20,983,218       (1,660,805)     12,262,658      9,696,803     2,565,855
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series B:                   3,422,687         (286,592)      1,109,194        713,521       395,673
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series C:                     169,021         (119,214)        963,591        833,090       130,501
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:            1,293,085         (171,542)      2,422,808      2,093,544       329,264
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:        1,366,067         (170,121)      1,119,794        921,119       198,675
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:            1,122,530         (176,596)      1,280,095      1,125,823       154,272
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Aetna Variable Portfolio, Inc.:
   Capital Appreciation Portfolio:               621,617          (11,486)        125,792        110,176        15,616
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                             848,691           (9,678)        592,546        560,620        31,926
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Index Plus Portfolio:                       1,110,445         (154,416)      2,229,246      1,790,247       438,999
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
   Small Company Portfolio:                      366,132          (19,387)        261,692        230,152        31,540
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------------------------------
  Alger American Funds:
   Balanced Portfolio:                           142,299          (73,798)      1,098,365      1,473,706      (375,341)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                  Net
            Net Unrealized
              Gain (Loss)                     Net         Increase (Decrease)                Net Assets
--------------------------------------     Change in         In Net Assets      -------------------------------
      Beginning               End          Unrealized          from Unit           Beginning            End
       of Year              of Year       Gain (Loss)        Transactions           of Year           of Year
---------------------------------------------------------------------------------------------------------------
        $59,979,314      $67,675,837      $7,696,523         $71,233,894
                                                                                 $644,728,031      $892,006,381
                                                                                   89,732,216       130,876,769
---------------------------------------------------------------------------------------------------------------
            379,633          781,718         402,085           (1,964,060)
                                                                                   66,534,546        69,236,488
                                                                                    3,583,489         3,681,984
---------------------------------------------------------------------------------------------------------------
           (540,607)       1,429,868       1,970,475           13,513,776
                                                                                  106,781,998       124,939,137
---------------------------------------------------------------------------------------------------------------
         15,114,435       21,131,758       6,017,323            7,591,834
                                                                                  119,402,212       150,761,384
                                                                                    7,942,484        12,080,737
---------------------------------------------------------------------------------------------------------------
          4,487,610        6,194,743       1,707,133             (712,316)
                                                                                   16,333,339        20,859,924
---------------------------------------------------------------------------------------------------------------
            144,834        2,144,550       1,999,716             (532,193)
                                                                                    9,281,276        10,929,107
---------------------------------------------------------------------------------------------------------------
            276,453        1,034,430         757,977           12,596,284
                                                                                    5,638,668        20,443,736
---------------------------------------------------------------------------------------------------------------
            151,493          704,161         552,668           13,077,636
                                                                                    5,295,700        20,250,904
                                                                                            0            69,721
---------------------------------------------------------------------------------------------------------------
             46,576          556,022         509,446           12,197,969
                                                                                    6,186,987        18,710,015
                                                                                            0         1,284,593
---------------------------------------------------------------------------------------------------------------
                  0         (545,082)       (545,082)           3,831,929
                                                                                            0         3,912,594
---------------------------------------------------------------------------------------------------------------
                  0         (945,071)       (945,071)           3,293,042
                                                                                            0         3,210,344
                                                                                            0             8,566
---------------------------------------------------------------------------------------------------------------
             (4,046)       1,342,384       1,346,430           23,512,958
                                                                                    1,985,372        28,074,705
                                                                                            0           165,083
---------------------------------------------------------------------------------------------------------------
                  0         (299,676)       (299,676)           6,028,520
                                                                                            0         6,059,783
                                                                                            0            47,346
---------------------------------------------------------------------------------------------------------------
           (461,380)         691,602       1,152,982            1,032,718
                                                                                    3,777,291         5,656,151
---------------------------------------------------------------------------------------------------------------

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):
5.
  Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


--------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                                Valuation
                                                                                  Period
                                                                 Dividends      Deductions
-------------------------------------------------------------------------------------------

   Alger American Funds (continued):
   Growth Portfolio: (1)                                          $506,477       ($685,927)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Income and Growth Portfolio:                                    401,543        (156,768)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                                           0        (196,601)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   MidCap Growth Portfolio: (1)                                    350,028        (308,858)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Small Capitalization Portfolio: (2)                           2,260,717        (722,118)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   American Century Investments:
   Balanced Fund:                                                  199,265         (58,943)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Capital Appreciation Fund: (3)                                  725,963        (365,809)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   International Fund:                                             176,899         (85,324)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Calvert Social Balanced Portfolio:                               67,562          (7,128)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                      7,870,976      (1,400,361)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Growth Portfolio:                                             2,159,319        (938,752)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   High Income Portfolio:                                        1,270,071        (337,944)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             863,493        (164,196)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        761,827        (120,783)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         1,931,363      (1,125,088)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                          1,159,193        (771,581)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                                277,920         (79,205)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                  Proceeds        Cost of          Net
                                                                    from        Investments     Realized
                                                                    Sales          Sold        Gain (Loss)
-----------------------------------------------------------------------------------------------------------

   Alger American Funds (continued):
   Growth Portfolio: (1)                                         $78,591,434    $64,519,617    $14,071,817
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Income and Growth Portfolio:                                    2,602,037      3,401,714       (799,677)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                                     7,570,244      6,461,486      1,108,758
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   MidCap Growth Portfolio: (1)                                   49,795,194     45,404,313      4,390,881
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio: (2)                           118,175,863    114,437,088      3,738,775
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   American Century Investments:
   Balanced Fund:                                                    704,536        619,119         85,417
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund: (3)                                 47,909,593     51,060,683     (3,151,090)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   International Fund:                                             4,226,767      3,417,937        808,830
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Calvert Social Balanced Portfolio:                                212,241        199,799         12,442
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       17,887,517     15,251,625      2,635,892
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                              10,659,015      9,711,716        947,299
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                          4,857,948      4,277,783        580,165
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             5,725,552      5,116,905        608,647
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        1,009,159        904,890        104,269
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                          13,933,668     10,543,199      3,390,469
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                           17,678,295     13,392,232      4,286,063
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                                1,100,211      1,085,995         14,216
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
          Net Unrealized                                      Net
          Gain (Loss)                    Net          Increase (Decrease)               Net Assets
          -----------                 Change in          In Net Assets                  ----------
   Beginning           End           Unrealized            from Unit           Beginning           End
    of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------

   $2,349,936               $0       ($2,349,936)        ($55,087,434)
                                                                             $43,545,003                $0
----------------------------------------------------------------------------------------------------------
     (828,912)       2,709,055         3,537,967            4,693,808
                                                                               6,471,587        14,148,460
----------------------------------------------------------------------------------------------------------
      220,810        1,540,243         1,319,433              628,691
                                                                              11,419,728        14,280,009
----------------------------------------------------------------------------------------------------------
      682,424                0          (682,424)         (23,592,354)
                                                                              19,842,727                 0
----------------------------------------------------------------------------------------------------------
     (495,260)               0           495,260          (64,524,063)
                                                                              58,751,429                 0
----------------------------------------------------------------------------------------------------------
      145,325          462,379           317,054            1,109,081
                                                                               2,991,356         4,643,230
----------------------------------------------------------------------------------------------------------
   (1,588,390)               0         1,588,390          (43,166,616)
                                                                              44,369,162                 0
----------------------------------------------------------------------------------------------------------
      375,835          361,821           (14,014)             259,970
                                                                               4,706,594         5,852,955
----------------------------------------------------------------------------------------------------------
         (881)          59,286            60,167              241,657
                                                                                 596,637           971,337
----------------------------------------------------------------------------------------------------------
    5,773,475       19,807,673        14,034,198           43,088,538
                                                                              72,480,497       138,709,740
----------------------------------------------------------------------------------------------------------
    3,258,300       14,584,513        11,326,213            8,978,986
                                                                              57,928,484        80,401,549
----------------------------------------------------------------------------------------------------------
      814,429        2,722,687         1,908,258           17,156,365
                                                                              14,709,464        35,217,837
                                                                                       0            68,542
----------------------------------------------------------------------------------------------------------
      743,689          460,930          (282,759)           2,276,187
                                                                               9,703,271        13,004,643
----------------------------------------------------------------------------------------------------------
      484,182        1,137,702           653,520            4,412,778
                                                                               5,931,464        11,743,075
----------------------------------------------------------------------------------------------------------
    6,210,754       18,201,832        11,991,078           35,101,002
                                                                              56,538,618       107,827,442
----------------------------------------------------------------------------------------------------------
    2,241,040       10,882,841         8,641,801           36,290,926
                                                                              27,380,370        76,986,772
----------------------------------------------------------------------------------------------------------
      175,829          387,160           211,331            1,392,243
                                                                               4,761,677         6,578,182
----------------------------------------------------------------------------------------------------------

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):
5.
  Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                   Valuation         Proceeds        Cost of           Net
                                                                    Period             from        Investments      Realized
                                                 Dividends        Deductions          Sales            Sold        Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------

   Insurance Management Series:
   American Leaders Fund II:                    $2,033,587        ($1,272,645)      $2,239,581      $1,354,167       $885,414
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund II:                           52,763           (108,244)         188,614         167,057         21,557
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Growth Strategies Fund II:                       63,162           (214,573)         650,403         461,919        188,484
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   High Income Bond Fund II:                     2,232,254           (576,880)       5,856,816       5,388,542        468,274
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund II:                     8,680           (138,835)         787,960         678,156        109,804
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Prime Money Fund II:                            365,689           (107,783)       7,931,948       7,931,971            (23)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund II:             366,225           (147,271)       3,825,499       3,747,648         77,851
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Utility Fund II:                                838,523           (291,277)       1,512,321       1,157,193        355,128
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                          0           (419,040)      19,586,639      19,136,007        450,632
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                             786,909           (294,871)       2,053,281       1,687,149        366,132
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                      528,359            (93,943)       1,111,581       1,079,357         32,224
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                               967,832           (429,682)       2,254,366       1,752,378        501,988
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                   62,602            (36,643)      13,023,397      12,927,175         96,222
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                   2,077,847         (1,645,928)      21,615,276      15,329,845      6,285,431
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:                  2,717            (53,043)       4,235,697       4,177,632         58,065
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:         209,099            (85,086)       3,246,699       2,653,024        593,675
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

        Net Unrealized                                      Net
          Gain (Loss)                  Net          Increase (Decrease)                Net Assets
          -----------               Change in          In Net Assets                   ----------
  Beginning           End           Unrealized           from Unit           Beginning           End
   of Year          of Year        Gain (Loss)         Transactions           of Year          of Year
--------------------------------------------------------------------------------------------------------

 $8,810,467      $30,111,589       $21,301,122          $32,775,129
                                                                           $61,127,055      $116,800,911
                                                                                     0            48,751
--------------------------------------------------------------------------------------------------------
          0          911,406           911,406           19,061,089
                                                                                     0        19,938,571
--------------------------------------------------------------------------------------------------------
    733,393        3,558,451         2,825,058           12,664,797
                                                                             7,182,178        22,709,106
--------------------------------------------------------------------------------------------------------
  1,022,582        3,763,082         2,740,500           21,197,568
                                                                            27,151,137        53,212,853
--------------------------------------------------------------------------------------------------------
    307,602          938,501           630,899            7,399,890
                                                                             5,935,590        13,946,028
--------------------------------------------------------------------------------------------------------
          0                0                 0             (471,714)
                                                                             7,744,318         7,530,487
--------------------------------------------------------------------------------------------------------
     73,398          513,199           439,801            4,803,969
                                                                             7,656,209        13,196,784
--------------------------------------------------------------------------------------------------------
  1,730,892        5,801,015         4,070,123            4,555,867
                                                                            16,774,494        26,302,858
--------------------------------------------------------------------------------------------------------
    534,823        4,594,517         4,059,694            2,750,579
                                                                            31,542,060        38,383,925
--------------------------------------------------------------------------------------------------------
    373,883        3,462,858         3,088,975           15,424,389
                                                                            11,774,244        31,145,778
--------------------------------------------------------------------------------------------------------
     73,395          367,565           294,170            4,626,561
                                                                             5,147,217        10,534,588
--------------------------------------------------------------------------------------------------------
  1,093,423        5,764,208         4,670,785           14,123,750
                                                                            20,884,154        40,072,928
                                                                                     0           645,899
--------------------------------------------------------------------------------------------------------
    (27,376)               0            27,376           (2,070,168)
                                                                             1,920,611                 0
--------------------------------------------------------------------------------------------------------
  5,151,123       18,210,266        13,059,143           76,404,357
                                                                            66,472,691       160,658,096
                                                                                     0         1,995,445
--------------------------------------------------------------------------------------------------------
    (66,591)        (709,548)         (642,957)             952,674
                                                                             2,515,960         2,833,416
--------------------------------------------------------------------------------------------------------
    538,139          177,872          (360,267)           1,821,159
                                                                             4,751,784         6,930,364
--------------------------------------------------------------------------------------------------------


Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                 Valuation      Proceeds       Cost of          Net
                                                                  Period          from       Investments     Realized
                                                   Dividends    Deductions        Sales          Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------

   MFS Funds:
   Emerging Growth Series: (2)                           $0      ($232,144)   $37,594,997    $34,076,137    $3,518,860
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Research Series: (3)                                   0       (273,185)    37,686,630     34,109,865     3,576,765
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Total Return Series:                                   0       (154,993)       689,861        564,440       125,421
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Value Series: (5)                                      0        (19,996)     4,332,717      3,942,044       390,673
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Worldwide Government Series:                      15,502        (12,983)       124,845        123,607         1,238
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Neuberger & Berman Advisers Management Trust:
   Growth Portfolio: (5)                            741,183        (92,357)    17,383,777     16,347,694     1,036,083
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Capital Appreciation Fund:                             0        (13,374)     8,964,190      9,092,515      (128,325)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Global Securities Fund:                                0        (12,451)       850,938        802,777        48,161
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund:                             37,178        (35,759)       188,084        164,087        23,997
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund:                              84,234        (10,842)       122,739        121,006         1,733
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
   PPI MFS Emerging Equities Portfolio:                   0       (120,211)    43,880,815     44,111,392      (230,577)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                     0        (82,490)    37,923,531     37,983,794       (60,263)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                        0        (16,913)     4,632,658      4,633,034          (376)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:            0        (12,760)       259,410        255,379         4,031
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Portfolio:                    0       (115,952)    33,484,569     33,491,822        (7,253)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund:
   International Portfolio: (6)                     275,557       (123,791)    16,445,650     14,417,831     2,027,819
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
         Net Unrealized                                     Net
          Gain (Loss)                   Net          Increase (Decrease)              Net Assets
          -----------                Change in          In Net Assets                 ----------
  Beginning           End            Unrealized           from Unit          Beginning          End
   of Year          of Year         Gain (Loss)         Transactions          of Year         of Year
-------------------------------------------------------------------------------------------------------

   ($85,796)               $0           $85,796         ($12,370,520)
                                                                             $8,998,008              $0
-------------------------------------------------------------------------------------------------------
    204,764                 0          (204,764)          (9,875,328)
                                                                              6,776,512               0
-------------------------------------------------------------------------------------------------------
     72,010         1,975,149         1,903,139           12,883,941
                                                                              4,216,370      18,973,878
-------------------------------------------------------------------------------------------------------
        935                 0              (935)            (578,583)
                                                                                208,841               0
-------------------------------------------------------------------------------------------------------
      9,304            (5,937)          (15,241)             927,866
                                                                                407,913       1,324,295
-------------------------------------------------------------------------------------------------------
     (6,666)                0             6,666           (9,934,149)
                                                                              8,242,574               0
-------------------------------------------------------------------------------------------------------
          0           133,786           133,786            3,696,113
                                                                                      0       3,688,200
-------------------------------------------------------------------------------------------------------
          0              (846)             (846)           2,646,073
                                                                                      0       2,680,937
-------------------------------------------------------------------------------------------------------
          0           465,927           465,927           12,197,564
                                                                                      0      12,688,907
-------------------------------------------------------------------------------------------------------
          0           (21,173)          (21,173)           3,038,749
                                                                                      0       3,092,701
-------------------------------------------------------------------------------------------------------
          0          (753,832)         (753,832)          96,397,314
                                                                                      0      94,796,247
                                                                                      0         496,447
-------------------------------------------------------------------------------------------------------
          0        (1,162,926)       (1,162,926)          67,172,809
                                                                                      0      65,867,130
-------------------------------------------------------------------------------------------------------
          0           220,662           220,662           15,224,308
                                                                                      0      15,049,606
                                                                                      0         378,075
-------------------------------------------------------------------------------------------------------
          0           195,427           195,427           12,463,465
                                                                                      0      12,650,163
-------------------------------------------------------------------------------------------------------
          0         1,797,922         1,797,922           88,495,541
                                                                                      0      90,170,258
-------------------------------------------------------------------------------------------------------
  1,510,449                 0        (1,510,449)         (12,719,263)
                                                                             12,050,127               0
 -------------------------------------------------------------------------------------------------------

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                          Valuation          Proceeds         Cost of           Net
                                                            Period             from         Investments      Realized
                                         Dividends        Deductions          Sales             Sold        Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------

   Total Variable Annuity Account B    $278,833,116     ($29,243,851)   $1,004,789,371    $933,728,508    $71,060,863
=======================================================================================================================

(1) - Effective November 28, 1997, this funds assets were transferred to the PPI
      T. Rowe Price Growth Equity Portfolio.
(2) - Effective November 28, 1997, this funds assets were transferred to the PPI MFS Emerging Equities Portfolio.
(3) - Effective November 28, 1997, this funds assets were transferred to PPI MFS Research Growth Fund.
(4) - Effective November 28, 1997, this funds assets were transferred to the Aetna Variable Encore Fund.
(5) - Effective November 28, 1997, this funds assets were transferred to the PPI MFS Value Equity Portfolio.
(6) - Effective November 28, 1997, this funds assets were transferred to the PPI Scudder International Growth Portfolio.

-----------------------------------------------------------------------------------------------------------------------

             Net Unrealized                                           Net
               Gain (Loss)                       Net          Increase (Decrease)                  Net Assets
               -----------                    Change in          In Net Assets                     ----------
       Beginning               End            Unrealized           from Unit            Beginning              End
        of Year              of Year         Gain (Loss)         Transactions            of Year             of Year
-----------------------------------------------------------------------------------------------------------------------

$122,191,053               $255,524,506      $133,333,453      $619,647,552           $1,848,811,724     $2,922,442,857
=======================================================================================================================

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                         Valuation
                                                                          Period
                                                         Dividends      Deductions
------------------------------------------------------------------------------------

   Aetna Variable Fund:                                $77,000,986      ($7,148,689)
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------
   Aetna Income Shares:                                  4,527,825         (813,024)
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                           5,358,925       (1,043,955)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                11,247,847       (1,372,478)
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------
   Aetna GET Fund, Series B:                             1,055,590         (226,340)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna GET Fund, Series C:                                46,499          (14,753)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                        235,037          (27,609)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                    257,055          (29,943)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                        363,749          (38,623)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                     10,290           (2,403)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Alger American Funds:
   Balanced Portfolio:                                     775,351          (33,904)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Growth Portfolio:                                       758,872         (394,360)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Income and Growth Portfolio:                          2,009,995          (55,929)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                              61,186         (116,503)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   MidCap Portfolio:                                       190,158         (166,087)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                         184,900         (588,663)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------
   Calvert Responsibly Invested Balanced Portfolio:         44,676           (3,984)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                         Proceeds       Cost of           Net
                                                           from       Investments      Realized
                                                           Sales          Sold        Gain (Loss)
--------------------------------------------------------------------------------------------------

   Aetna Variable Fund:                                $96,146,932    $97,318,697     ($1,171,765)
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
   Aetna Income Shares:                                 19,585,006     18,826,116         758,890
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                          78,888,315     76,637,102       2,251,213
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                16,403,009     13,386,571       3,016,438
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series B:                               915,330        681,610         233,720
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series C:                               361,353        354,510           6,843
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                        317,740        277,917          39,823
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                    362,140        312,870          49,270
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                        406,948        384,407          22,541
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                    139,030        133,438           5,592
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Alger American Funds:
   Balanced Portfolio:                                     244,368        332,405         (88,037)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Growth Portfolio:                                     6,990,444      6,528,212         462,232
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Income and Growth Portfolio:                            390,051        732,537        (342,486)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                           4,991,495      4,605,949         385,546
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   MidCap Portfolio:                                     3,198,308      3,039,709         158,599
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                      31,506,275     29,929,826       1,576,449
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Calvert Responsibly Invested Balanced Portfolio:        141,022        137,780           3,242
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
          Net Unrealized                                      Net
           Gain (Loss)                    Net          Increase (Decrease)                  Net Assets
           -----------                 Change in          In Net Assets                     ----------
    Beginning            End           Unrealized           from Unit             Beginning             End
     of Year           of Year        Gain (Loss)         Transactions             of Year            of Year
---------------------------------------------------------------------------------------------------------------

   ($8,051,873)     $59,979,314       $68,031,187           $4,966,306
                                                                                $530,231,821       $644,728,031
                                                                                 62,550,401          89,732,216
---------------------------------------------------------------------------------------------------------------
     3,224,044          379,633        (2,844,411)          (9,600,618)
                                                                                 74,693,652          66,534,546
                                                                                  3,395,721           3,583,489
---------------------------------------------------------------------------------------------------------------
     2,487,618         (540,607)       (3,028,225)          22,111,260
                                                                                 81,132,780         106,781,998
---------------------------------------------------------------------------------------------------------------
    12,419,220       15,114,435         2,695,215              602,270
                                                                                104,415,595         119,402,212
                                                                                  6,739,809           7,942,484
---------------------------------------------------------------------------------------------------------------
     2,566,580        4,487,610         1,921,030             (650,835)
                                                                                 14,000,174          16,333,339
---------------------------------------------------------------------------------------------------------------
             0          144,834           144,834            9,097,853
                                                                                          0           9,281,276
---------------------------------------------------------------------------------------------------------------
         5,570          276,453           270,883            4,773,151
                                                                                    347,383           5,638,668
---------------------------------------------------------------------------------------------------------------
         8,209          151,493           143,284            4,409,627
                                                                                    466,407           5,295,700
---------------------------------------------------------------------------------------------------------------
         1,609           46,576            44,967            5,470,774
                                                                                    323,579           6,186,987
---------------------------------------------------------------------------------------------------------------
             0           (4,046)           (4,046)           1,975,940
                                                                                         (1)          1,985,372
---------------------------------------------------------------------------------------------------------------
         1,644         (461,380)         (463,024)           2,897,855
                                                                                    689,050           3,777,291
---------------------------------------------------------------------------------------------------------------
       (63,817)       2,349,936         2,413,753           29,514,421
                                                                                 10,790,085          43,545,003
---------------------------------------------------------------------------------------------------------------
        (6,769)        (828,912)         (822,143)           4,660,630
                                                                                  1,021,520           6,471,587
---------------------------------------------------------------------------------------------------------------
        32,561          220,810           188,249            8,946,454
                                                                                  1,954,796          11,419,728
---------------------------------------------------------------------------------------------------------------
         7,193          682,424           675,231           15,727,261
                                                                                  3,257,565          19,842,727
---------------------------------------------------------------------------------------------------------------
        46,283         (495,260)         (541,543)          32,655,969
                                                                                 25,464,317          58,751,429
---------------------------------------------------------------------------------------------------------------
       (13,512)            (881)           12,631              193,226
                                                                                    346,846             596,637
---------------------------------------------------------------------------------------------------------------

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                               Valuation
                                                                                Period
                                                                Dividends     Deductions
-----------------------------------------------------------------------------------------

   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       $940,850     ($608,164)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Growth Portfolio:                                             1,412,110      (540,670)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   High Income Portfolio:                                          178,909      (112,363)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Overseas Portfolio:                                              75,181       (91,010)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        119,231       (54,259)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Contrafund Portfolio:                                           146,164      (428,708)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Index 500 Portfolio:                                            143,406      (203,362)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                                 45,797       (42,799)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Insurance Management Series:
   American Leaders Fund II:                                       857,970      (631,122)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Growth Strategies Fund II:                                          405       (44,481)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   High Income Bond Fund II:                                     1,647,290      (260,987)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   International Equity Fund II:                                    10,567       (51,003)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Prime Money Fund II:                                            289,134       (87,958)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   U.S. Government Securities Fund II:                             367,608       (86,361)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Utility Fund II:                                                547,259      (186,219)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                    243,931      (266,292)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Balanced Portfolio:                                             181,099       (68,277)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                 Proceeds      Cost of         Net
                                                                   from      Investments     Realized
                                                                  Sales          Sold      Gain (Loss)
------------------------------------------------------------------------------------------------------

   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     $4,030,269    $3,343,817      $686,452
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                             2,600,136     2,280,711       319,425
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                        1,318,057     1,318,142           (85)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             880,668       813,434        67,234
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        540,553       465,407        75,146
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         5,044,449     4,308,117       736,332
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                          6,086,685     5,356,843       729,842
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                                882,619       925,636       (43,017)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Insurance Management Series:
   American Leaders Fund II:                                     6,368,961     4,596,688     1,772,273
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Growth Strategies Fund II:                                      119,084       103,727        15,357
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   High Income Bond Fund II:                                     5,863,283     5,644,702       218,581
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   International Equity Fund II:                                   250,169       236,027        14,142
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Prime Money Fund II:                                         12,400,851    12,398,826         2,025
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund II:                           5,011,311     5,085,345       (74,034)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Utility Fund II:                                              1,034,753       867,262       167,491
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                  6,134,481     4,875,603     1,258,878
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                           2,812,822     2,536,688       276,134
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
         Net Unrealized                                  Net
         Gain (Loss)                 Net         Increase (Decrease)               Net Assets
         -----------              Change in         In Net Assets                  ----------
  Beginning          End          Unrealized          from Unit           Beginning           End
   of Year         of Year       Gain (Loss)        Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------

   $966,600      $5,773,475      $4,806,875          $51,230,275
                                                                        $15,424,209      $72,480,497
----------------------------------------------------------------------------------------------------
    (34,190)      3,258,300       3,292,490           38,219,867
                                                                         15,225,262       57,928,484
----------------------------------------------------------------------------------------------------
     15,029         814,429         799,400           12,636,277
                                                                          1,207,326       14,709,464
----------------------------------------------------------------------------------------------------
     51,434         743,689         692,255            6,948,020
                                                                          2,011,591        9,703,271
----------------------------------------------------------------------------------------------------
     98,360         484,182         385,822            4,043,035
                                                                          1,362,489        5,931,464
----------------------------------------------------------------------------------------------------
    122,841       6,210,754       6,087,913           38,043,675
                                                                         11,953,242       56,538,618
----------------------------------------------------------------------------------------------------
     70,864       2,241,040       2,170,176           22,367,490
                                                                          2,172,818       27,380,370
----------------------------------------------------------------------------------------------------
     11,466         175,829         164,363            3,931,632
                                                                            705,701        4,761,677
----------------------------------------------------------------------------------------------------
  2,916,888       8,810,467       5,893,579           26,548,788
                                                                         26,685,567       61,127,055
----------------------------------------------------------------------------------------------------
      3,614         733,393         729,779            6,301,239
                                                                            179,879        7,182,178
----------------------------------------------------------------------------------------------------
    229,008       1,022,582         793,574           12,876,189
                                                                         11,876,490       27,151,137
----------------------------------------------------------------------------------------------------
     43,172         307,602         264,430            4,073,916
                                                                          1,623,538        5,935,590
----------------------------------------------------------------------------------------------------
     (1,182)              0           1,182            1,765,443
                                                                          5,774,492        7,744,318
----------------------------------------------------------------------------------------------------
     75,600          73,398          (2,202)           2,942,870
                                                                          4,508,328        7,656,209
----------------------------------------------------------------------------------------------------
    799,746       1,730,892         931,146            6,514,735
                                                                          8,800,082       16,774,494
----------------------------------------------------------------------------------------------------
  1,164,909         534,823        (630,086)          19,085,222
                                                                         11,850,407       31,542,060
----------------------------------------------------------------------------------------------------
     26,040         373,883         347,843           10,311,561
                                                                            725,884       11,774,244
----------------------------------------------------------------------------------------------------

Variable Annuity Account B
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

----------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                      Valuation
                                                                        Period
                                                     Dividends        Deductions

   Flexible Income Portfolio:                      $    304,512          ($43,754)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Growth Portfolio:                                    324,844          (141,840)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                            79,326           (23,159)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                          642,050          (384,732)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:                           0           (27,131)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:               15,653           (38,378)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   MFS Funds:
   Emerging Growth Series:                               73,635           (33,243)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Research Series:                                      94,710           (22,219)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Total Return Series:                                  87,973           (13,218)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Value Series:                                          4,089              (372)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   World Government Series:                                   0            (1,705)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Neuberger & Berman Advisers Management Trust:
   Growth Portfolio:                                    770,877           (98,063)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund:
   International Portfolio:                             276,128          (136,107)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   TCI Portfolios, Inc.:
   Balanced Fund:                                        67,198           (24,832)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   Growth Fund:                                       6,228,055          (611,968)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------
   International Fund:                                   62,276           (41,867)
  Annuity contracts in accumulation
   Total Variable Annuity Account B                $120,367,178      ($17,483,870)
==================================================================================


-----------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                      Proceeds        Cost of           Net
                                                        from        Investments       Realized
                                                       Sales            Sold        Gain (Loss)
-----------------------------------------------------------------------------------------------

   Flexible Income Portfolio:                        $1,127,628      $1,090,808         $36,820
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Growth Portfolio:                                  1,249,735       1,041,911         207,824
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                         2,910,009       2,872,811          37,198
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                        4,899,145       3,899,490         999,655
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:                   1,463,410       1,431,864          31,546
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:            2,192,808       1,809,743         383,065
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   MFS Funds:
   Emerging Growth Series:                              190,630         186,959           3,671
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Research Series:                                     253,406         258,774          (5,368)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Total Return Series:                                 140,628         132,113           8,515
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Value Series:                                            496             486              10
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   World Government Series:                              19,663          19,513             150
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Neuberger & Berman Advisers Management Trust:
   Growth Portfolio:                                  3,864,131       3,857,033           7,098
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund:
   International Portfolio:                           4,557,311       4,016,790         540,521
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   TCI Portfolios, Inc.:
   Balanced Fund:                                       247,893         231,495          16,398
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   Growth Fund:                                      19,145,021      17,607,144       1,537,877
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------
   International Fund:                                  397,143         365,001          32,142
  Annuity contracts in accumulation
   Total Variable Annuity Account B                $365,025,974    $347,598,566     $17,427,408
===============================================================================================

----------------------------------------------------------------------------------------------------------------
          Net Unrealized                                      Net
           Gain (Loss)                    Net          Increase (Decrease)                  Net Assets
           -----------                 Change in          In Net Assets                     ----------
   Beginning            End            Unrealized           from Unit            Beginning              End
    of Year           of Year         Gain (Loss)         Transactions            of Year             of Year
----------------------------------------------------------------------------------------------------------------

     $29,809           $73,395           $43,586           $3,237,811
                                                                                  $1,568,242          $5,147,217
 ----------------------------------------------------------------------------------------------------------------
      84,852         1,093,423         1,008,571           16,916,813
                                                                                   2,567,942          20,884,154
 ----------------------------------------------------------------------------------------------------------------
       1,330           (27,376)          (28,706)           1,106,654
                                                                                     749,298           1,920,611
 ----------------------------------------------------------------------------------------------------------------
     253,639         5,151,123         4,897,484           54,723,321
                                                                                   5,594,913          66,472,691
 ----------------------------------------------------------------------------------------------------------------
      (4,024)          (66,591)          (62,567)           2,232,953
                                                                                     341,159           2,515,960
 ----------------------------------------------------------------------------------------------------------------
     188,717           538,139           349,422            2,162,813
                                                                                   1,879,209           4,751,784
 ----------------------------------------------------------------------------------------------------------------
           0           (85,796)          (85,796)           9,039,741
                                                                                           0           8,998,008
 ----------------------------------------------------------------------------------------------------------------
           0           204,764           204,764            6,504,625
                                                                                           0           6,776,512
 ----------------------------------------------------------------------------------------------------------------
           0            72,010            72,010            4,061,090
                                                                                           0           4,216,370
 ----------------------------------------------------------------------------------------------------------------
           0               935               935              204,179
                                                                                           0             208,841
 ----------------------------------------------------------------------------------------------------------------
           0             9,304             9,304              400,164
                                                                                           0             407,913
 ----------------------------------------------------------------------------------------------------------------
      77,158            (6,666)          (83,824)            (710,088)
                                                                                   8,356,574           8,242,574
 ----------------------------------------------------------------------------------------------------------------
     652,411         1,510,449           858,038              (54,117)
                                                                                  10,565,664          12,050,127
 ----------------------------------------------------------------------------------------------------------------
      16,540           145,325           128,785            2,313,929
                                                                                     489,878           2,991,356
 ----------------------------------------------------------------------------------------------------------------
   8,206,103        (1,588,390)       (9,794,493)          (7,301,710)
                                                                                  54,311,401          44,369,162
 ----------------------------------------------------------------------------------------------------------------
      15,650           375,835           360,185            3,691,239
                                                                                     602,619           4,706,594
 ----------------------------------------------------------------------------------------------------------------
 $28,746,944      $122,191,053       $93,444,109         $504,121,195         $1,130,935,704      $1,848,811,724
 ===========      ============       ===========         ============         ==============      ==============

                          Independent Auditors' Report

The  Board of Directors of Aetna Life Insurance and Annuity Company and
  Contract Owners of Variable Annuity Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                 /s/ KPMG Peat Marwick LLP
                                     KPMG Peat Marwick LLP

Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5              3.0               --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

Form No. SAI.09515-98                                         ALIAC Ed. May 1998